                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  FLEETWOOD ENTERPRISES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          FLEETWOOD ENTERPRISES, INC.
                               3125 MYERS STREET
                          RIVERSIDE, CALIFORNIA 92503

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF FLEETWOOD ENTERPRISES, INC.

    The Annual Meeting of Shareholders of Fleetwood Enterprises, Inc. ("Fleetwood") will be held at the corporate offices, 3125 Myers Street, Riverside, California, on September 10, 1996 at 10:00 a.m., Pacific Daylight time, for the following purposes:

    1. To elect three directors to serve three-year terms ending in 1999, and until their successors are elected and qualified. Management has nominated for director the three persons specified in the accompanying Proxy Statement.

    2. To consider and act upon a proposal to approve Fleetwood's Amended and Restated 1992 Stock-Based Incentive Compensation Plan.

    3. To consider and act upon a proposal to approve amendments to Fleetwood's Long-Term Incentive Plan.

    4.  To transact such other business as may properly come before the meeting.

    The close of business on July 19, 1996 has been fixed as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

    Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares of Common Stock be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors
                                          William H. Lear
                                          Secretary

Riverside, California
Dated: July 23, 1996

                          FLEETWOOD ENTERPRISES, INC.
                               3125 MYERS STREET
                          RIVERSIDE, CALIFORNIA 92503

                                PROXY STATEMENT

    Your proxy is solicited by the Board of Directors of Fleetwood Enterprises, Inc. ("Fleetwood") for use at the Annual Meeting of Shareholders on Tuesday, September 10, 1996, or at any adjournment thereof, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A shareholder giving a proxy may revoke it at any time before the proxy is exercised by giving written notice of revocation to Fleetwood's Secretary. Only shareholders of record at the close of business on July 19, 1996 are entitled to notice of, and to vote at, the meeting. Fleetwood has arranged to deliver these proxy materials to such shareholders of record on approximately July 23, 1996.

    Fleetwood will bear the cost of solicitation of proxies. In addition, Fleetwood will request brokers or other persons holding stock in their names or in the names of their nominees to forward proxies and proxy materials to the beneficial owners of such stock and will reimburse them for expenses incurred in so doing.

    As of the record date, 38,056,659 shares of Fleetwood's Common Stock, its only outstanding securities, were issued and outstanding. Each shareholder has one vote per share on all business presented at the Annual Meeting. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                             ELECTION OF DIRECTORS
                               (PROXY ITEM NO. 1)

    Under Fleetwood's Bylaws, which provide for a "classified Board", three directors (out of a total of eight) are to be elected at the Annual Meeting to serve three-year terms expiring at the Annual Meeting in 1999 and until their successors have been elected and qualified. Unless the vote is withheld by the shareholder, proxies will be voted FOR the re-election of Dr. Douglas M. Lawson, Walter F. Beran and Andrew Crean. If any of the nominees should become unavailable to serve as a director, the proxies will be voted for the election of a substitute nominee or nominees selected by the Board of Directors. It is not expected, however, that any of the nominees will be unavailable.

    Each shareholder is entitled to one vote for each share of Common Stock held on the record date. In voting for directors, each shareholder has the right to cumulate votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which his or her shares are entitled, or to distribute total votes on the same principle among as many candidates as desired, and the three candidates receiving the highest number of votes will be elected. In order for one or all shareholders to be entitled to cumulate votes, one shareholder must give notice prior to the voting that cumulation of votes is intended. In the event that any person other than the nominees named herein should be nominated for election as a director, the proxy holders may, in the exercise of their best judgment, vote the proxies they receive cumulatively to elect as directors as many of the above nominees as the votes represented by the proxies held by them are entitled to elect.

    The following information is furnished as of July 19, 1996 with respect to the three nominees, all of whom are presently Fleetwood directors, as well as for the other five Fleetwood directors whose terms of office will continue after the 1996 Annual Meeting.

                                           PRINCIPAL OCCUPATION                   DIRECTOR     TERM
                NAME                           OR EMPLOYMENT              AGE       SINCE     EXPIRES
- ------------------------------------  -------------------------------     ---     ---------  ---------
John C. Crean                         Chairman of the Board and Chief     71        1957       1998
                                        Executive Officer

William W. Weide                      Vice Chairman                       72        1959       1998

Glenn F. Kummer                       President and Chief Operating       62        1983       1997
                                        Officer

Andrew Crean(1)                       Private Investor                    45        1981       1996

Dr. Douglas M. Lawson(2)              Fund-Raising Consultant             60        1981       1996

Thomas A. Fuentes(3)                  Engineering Firm Executive          47        1993       1997

Walter F. Beran(4)                    Chairman of Financial Services      70        1993       1996
                                        Firm

Dr. James L. Doti(5)                  University President                49        1995       1997

- ---------
(1) Andrew Crean is the son of John C. Crean.

(2) Dr. Lawson is President of Douglas M. Lawson Associates, a New York-based firm that specializes in management and consulting activities with respect to charitable fund raising.

(3) Mr. Fuentes is Senior Vice President of Tait & Associates, Inc., an engineering firm located in Orange, California.

(4) Mr. Beran is Chairman of Pacific Alliance Group, a financial services firm. Previously, he served as Vice Chairman and Western Regional Managing Partner of the accounting firm of Ernst & Whinney (now Ernst & Young) from 1971 until his retirement in 1986. Mr. Beran also serves as a director of ARCO Chemical Company, Vencor, Inc. and Pacific Scientific Company.

(5) Dr. Doti is President of Chapman University, located in Orange, California, where he also founded the University's Center for Economic Research. Dr. Doti is a director of First American Financial Corporation, CIMCO, Inc. and Standard Pacific Corp.

BOARD COMMITTEES

    Fleetwood's Board of Directors has standing Compensation and Audit Committees. None of the Directors who serve on these Committees are executive officers of Fleetwood. The Board of Directors has no standing nominating committee.

    The Board of Directors met five times during the fiscal year ended on April 28, 1996 and the aggregate of Board and Committee meetings totaled twelve during such period. All of Fleetwood's current directors attended at least 75% of the meetings of the Board of Directors and, if applicable, the Committee(s) on which they served during such fiscal year.

    The Compensation Committee met four times during the past fiscal year. The Committee is responsible for reviewing and overseeing the establishment and implementation of Fleetwood's basic and special management compensation policies. It assumed the duties, powers and responsibilities formerly exercised by the Board's Long-Term Incentive and Stock Option Committees, which include interpreting and administering certain benefit plans and making awards under such plans. The Compensation Committee consists of Mr. Beran, Chairman, Mr. Fuentes and Dr. Lawson.

    The Audit Committee, consisting of Dr. Lawson, Chairman, Mr. Beran and (since July 1, 1995) Dr. Doti, met three times during the past fiscal year. The Audit Committee reviews with management and Fleetwood's independent public accountants such matters as Fleetwood's internal accounting controls and procedures, the plan and results of the audit engagement and suggestions by the accountants for improvements in accounting procedures. It considers the type and scope of services, both of an audit and a non-audit character, to be performed by the independent public accountants and reviews the respective fees related to the performance of such services. During each Committee meeting, members of the Committee and representatives of the accountants have an opportunity for discussions outside the presence of management.

OUTSIDE DIRECTORS' COMPENSATION

    All members of the Board of Directors who are not Fleetwood employees receive compensation on account of their service as Fleetwood directors in the amount of $16,000 per year, payable quarterly, and an additional fee in lieu of reimbursed expenses in the amount of $200 per trip to attend a Board and/or Committee meeting. In addition, members of the Audit Committee and Compensation Committee each receive additional compensation in the amount of $4,000 per year per Committee, payable quarterly.

    Under Fleetwood's 1992 Non-Employee Director Stock Option Plan, non-employee directors of Fleetwood serving after each Annual Meeting of Shareholders automatically receive options to purchase 2,000 shares of Fleetwood Common Stock at an exercise price equal to the fair market value of the underlying shares of common stock on the date of grant; the options expire ten years after the date of grant or three years after service as a director is terminated, whichever occurs earlier, and become fully exercisable within one year after the date of grant. Dr. Lawson, Dr. Doti, Mr. Beran, Mr. Fuentes and Mr. Andrew Crean all received options under this Plan during fiscal 1995.

DIRECTOR AND OFFICER STOCK OWNERSHIP

    The following table sets forth ownership of Fleetwood Common Stock as of July 19, 1996 by each Fleetwood Director, the Chief Executive Officer and the four other most highly compensated executive officers and all Directors and officers as a group. Such ownership includes shares held by certain family members, trusts and private foundations. With the exception of John C. Crean, who owns of record or beneficially 21.4% of Fleetwood's outstanding Common Stock (including shares which are obtainable if vested options are exercised), none of the persons listed below has record or beneficial ownership of more than 1% of the outstanding shares of Fleetwood's Common Stock. The group has record or beneficial ownership (including shares which are obtainable if vested options are exercised), of 26% of the outstanding shares of Fleetwood's Common Stock.

                                   NAME                                     TOTAL OWNERSHIP(1)
- --------------------------------------------------------------------------  ------------------
Walter F. Beran...........................................................          11,510
Andrew Crean..............................................................         411,148(2)
John C. Crean.............................................................       8,681,680(3)
Dr. James L. Doti.........................................................           2,658
Thomas A. Fuentes.........................................................           7,256
Glenn F. Kummer...........................................................         464,000
Dr. Douglas M. Lawson.....................................................          10,000(4)
Jon A. Nord...............................................................         353,600
Elden L. Smith............................................................         179,000
William W. Weide..........................................................          92,619(5)
21 Directors and Executive Officers as a Group............................      10,534,271(6)

- ---------
(1) Includes shares of Fleetwood Common Stock which may be obtained if vested options issued under Fleetwood's 1982 Key Employee Stock Option Plan, 1992 Stock-Based Incentive Compensation Plan or 1992 Non-Employee Director Stock Option Plan are exercised. The persons who have such options and the number of shares which may be so obtained are as follows: Mr. Beran, 6,510, Mr. Andrew Crean, 8,000, Mr. John Crean, 674,800, Dr. Doti, 2,658, Mr. Fuentes, 7,256, Mr. Kummer, 452,000, Dr. Lawson, 8,000, Mr. Nord, 337,600, Mr. Smith,
    177,000, Mr. Weide, 60,400, and 21 Directors and Executive Officers as a Group, 2,051,224.

(2) Includes 10,448 shares owned by, or by trusts for the benefit of, certain members of his family.

(3) Includes 404,000 shares owned of record by a limited partnership in which a corporation he controls is the general partner and the balance owned by a trust for the benefit of his family.

(4) Includes 1,800 shares owned by his company or its profit sharing trust.

(5) Includes 32,219 shares owned by a trust for the benefit of his family.

(6) Excludes shares and options held by Lawrence F. Pittroff, who retired on May 31, 1996.

DIRECTOR AND OFFICER SECURITIES REPORTS

    The Federal securities laws require Fleetwood's directors and executive officers to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Fleetwood Common Stock. To the best of Fleetwood's knowledge, all persons subject to these reporting requirements with respect to Fleetwood Common Stock filed the required reports on a timely basis during the fiscal year ended on April 28, 1996.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of the record date, information concerning the only other shareholder known to Fleetwood to have beneficial ownership, by virtue of actual or attributed voting rights or investment powers, of more than 5% of Fleetwood's outstanding Common Stock.

                                 AMOUNT AND
                                  NATURE OF
                                 BENEFICIAL        PERCENT OF
     NAME AND ADDRESS             OWNERSHIP           CLASS
- ---------------------------  -------------------  -------------
FMR Corp.                          6,804,400(1)         18.2%
  82 Devonshire Street
  Boston, MA 02109

- ---------
(1) The shareholder has informed Fleetwood that the shares are beneficially owned by affiliates which are investment advisers or the trustee or managing agent of private investment accounts, and the shareholder has sole investment authority with respect to all the shares and sole voting authority with respect to 25,532 of the shares.

                             EXECUTIVE COMPENSATION

    The following table sets forth, for the fiscal years ended April 28, 1996, April 30, 1995 and April 24, 1994, the cash compensation paid by Fleetwood, as well as certain other compensation awarded or accrued for those years, to each of the five highest paid Fleetwood executive officers, including the Chief Executive Officer.

                                                                             LONG-TERM COMPENSATION
                                                                             -----------------------
                                                                              AWARDS      PAYOUTS
                                                     ANNUAL COMPENSATION     ---------  ------------
                                                   ------------------------  OPTIONS/    LONG-TERM       ALL OTHER
         NAME AND POSITION            FISCAL YEAR    SALARY       BONUS       SHARES    INCENTIVE(1)  COMPENSATION(2)
- ------------------------------------  -----------  ----------  ------------  ---------  ------------  ----------------
John C. Crean                               1996   $  111,000  $  1,251,148     77,000   $  514,254      $  748,954
  Chairman of the Board of                  1995   $  111,000  $  1,206,698    175,000   $  592,620      $  679,065
  Directors and Chief                       1994   $  111,000  $  1,327,676    100,000   $  607,140      $  522,421
  Executive Officer
Glenn F. Kummer                             1996   $   99,000  $  1,094,754     61,000   $  462,828      $  516,083
  President and Chief                       1995   $   99,000  $  1,055,861    148,000   $  533,358      $  481,664
  Operating Officer                         1994   $   99,000  $  1,161,716     85,000   $  546,427      $  371,613
Jon A. Nord                                 1996   $   87,000  $    566,531     26,000   $  257,127      $  351,345
  Senior Vice President                     1995   $   87,000  $    506,577     58,000   $  296,310      $  320,516
  Housing Group                             1994   $   87,000  $    544,368     33,000   $  303,571      $  267,486
Elden L. Smith                              1996   $   87,000  $    403,338     26,000   $  257,127      $  215,569
  Senior Vice President                     1995   $   87,000  $    434,242     58,000   $  296,310      $  213,240
  RV Group                                  1994   $   87,000  $    479,357     33,000   $  303,571      $  164,175
Lawrence F. Pittroff(3)                     1996   $   84,000  $    352,811     17,000   $  205,701      $  166,529
  Senior Vice President and                 1995   $   84,000  $    341,406     39,000   $  237,048      $  168,295
  President of Fleetwood                    1994   $   84,000  $    368,799     22,000   $  303,571      $  125,284
  Credit Corp.

- ---------
(1) Payments made after fiscal year-end, but accrued for the two-year award period ended April 28, 1996 under the Company's Long-Term Incentive Plan.

(2) Includes payments made under the Company's two non-funded retirement plans, the Supplemental Benefit Plan and Benefit Restoration Plan, payments of dividend equivalents on outstanding stock options granted under the Company's stock-based incentive plans, and, in the case of Mr. Crean, the estimated value of the premiums paid by Fleetwood on split-dollar insurance on the lives of Mr. Crean and his wife owned by an irrevocable trust for the benefit of Mr. Crean's family. (Fleetwood will receive the premiums it has paid, plus interest, from the proceeds of such insurance.) The following table shows the respective amounts of each of the above items for the past three fiscal years.

                                        NON-FUNDED RETIREMENT    DIVIDEND    SPLIT-DOLLAR
                                          PLAN CONTRIBUTION     EQUIVALENTS   INSURANCE
                                        ----------------------  -----------  -----------
Mr. Crean
  1996................................       $    326,368        $ 364,252    $  58,334
  1995................................       $    356,315        $ 282,926    $  39,824
  1994................................       $    306,629        $ 198,900    $  16,882
Mr. Kummer
  1996................................       $    276,243        $ 239,840       --
  1995................................       $    303,869        $ 177,795       --
  1994................................       $    260,738        $ 110,573       --
Mr. Nord
  1996................................       $    163,601        $ 187,744       --
  1995................................       $    164,944        $ 155,572       --
  1994................................       $    144,811        $ 122,675       --
Mr. Smith
  1996................................       $    122,579        $  92,990       --
  1995................................       $    145,195        $  68,045       --
  1994................................       $    121,800        $  42,375       --
Mr. Pittroff
  1996................................       $    104,389        $  62,140       --
  1995................................       $    122,885        $  45,410       --
  1994................................       $     97,034        $  28,250       --

- ---------
(3) Mr. Pittroff retired from his position with Fleetwood on May 31, 1996, following the sale of Fleetwood Credit Corp. In recognition of his service to Fleetwood and its finance subsidiary, the Compensation Committee confirmed a severance package for Mr. Pittroff that includes a cash payment of $2,110,300, which amount is subject to deferral under Fleetwood's Deferred Compensation Plan. In addition, Mr. Pittroff, 61, will receive health insurance coverage paid by Fleetwood, including dependent coverage, until the age of 65, contributions with respect to the cash payment described above to Fleetwood's Benefit Restoration and Supplemental Benefit Plans, as applicable, and dividend equivalent payments with respect to his outstanding stock options under Fleetwood's 1992 Stock-Based Incentive Compensation Plan until such options are exercised or they expire.

OPTION GRANTS

    The following table lists certain information concerning stock options granted to Fleetwood's five highest paid executive officers during the fiscal year ended on April 28, 1996 under Fleetwood's 1992 Stock-Based Incentive Compensation Plan.

                                                       INDIVIDUAL GRANTS (1)                       POTENTIAL REALIZABLE
                                  ---------------------------------------------------------------    VALUE AT ASSUMED
                                               % OF TOTAL                                            ANNUAL RATES OF
                                                 OPTIONS                                               STOCK PRICE
                                               GRANTED TO                                            APPRECIATION FOR
                                                EMPLOYEES                                          10-YEAR OPTION TERM
                                    OPTIONS     IN FISCAL     DATE OF    EXERCISE OR  EXPIRATION   --------------------
                                    GRANTED       YEAR         GRANT     BASE PRICE      DATE         5%         10%
                                  -----------  -----------  -----------  -----------  -----------  ---------  ---------
John C. Crean...................      77,000       23.12%     12/12/95    $  25.875     12/12/05   $1,255,196 $3,167,876
Glenn F. Kummer.................      61,000       18.32%     12/12/95    $  25.875     12/12/05   $ 994,376  $2,509,616
Jon A. Nord.....................      26,000        7.81%     12/12/95    $  25.875     12/12/05   $ 423,833  $1,069,673
Elden L. Smith..................      26,000        7.81%     12/12/95    $  25.875     12/12/05   $ 423,833  $1,069,673
Lawrence F. Pittroff............      17,000        5.11%     12/12/95    $  25.875     12/12/05   $ 282,476  $ 699,401

- ---------
(1) These awards were made pursuant to Fleetwood's 1992 Stock-Based Incentive Compensation Plan at not less than 100% of the fair market value of the Company's Common Stock on the date the options were granted. Stock options may not be exercised during the first six months after the date of grant.

OPTIONS HELD AND YEAR-END VALUES

    The following table contains information on stock options held by the five executive officers named in the Summary Compensation Table as of April 28, 1996. None of such officers exercised any stock options in fiscal 1996.

                                                             NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                                OPTIONS HELD AT          IN-THE-MONEY OPTIONS AT
                                                                 APRIL 28, 1996              APRIL 28, 1996
                                                           --------------------------  ---------------------------
                          NAME                             EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
- ---------------------------------------------------------  -----------  -------------  ------------  -------------
John C. Crean............................................     597,800         77,000   $  6,501,900   $    38,500
Glenn F. Kummer..........................................     391,000         61,000   $  3,782,750   $    25,500
Jon A. Nord..............................................     312,000         26,000   $  4,307,000   $    13,000
Elden L. Smith...........................................     152,000         26,000   $  1,366,125   $    13,000
Lawrence F. Pittroff.....................................     101,000         17,000   $    911,000   $     8,500

LONG-TERM INCENTIVE PLAN AWARDS

    The following table sets forth information concerning awards made to Fleetwood's five highest-paid executive officers during the fiscal year ended on April 28, 1996 under Fleetwood's Long-Term Incentive Plan. (1)

                                                                                     ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK
                                                            PERFORMANCE OR OTHER              PRICE BASED PLANS (2)
                                                                PERIOD UNTIL       --------------------------------------------
                    NAME AND POSITION                       MATURATION OR PAYOUT     THRESHOLD       TARGET         MAXIMUM
- ---------------------------------------------------------  ----------------------  --------------  -----------  ---------------
John C. Crean............................................     4/29/96 to 4/26/98           20%            35%            50%
Glenn F. Kummer..........................................     4/29/96 to 4/26/98           18%          31.5%            40%
Elden L. Smith...........................................     4/29/96 to 4/26/98           10%          17.5%            25%
Jon A. Nord..............................................     4/29/96 to 4/26/98           10%          17.5%            25%

- ---------
(1) Lawrence F. Pittroff did not receive an award as a result of his retirement, which was anticipated at the time the awards were made.

(2) Represents the percentage of the named individual's average annual compensation for the award period payable at the three performance levels. Award payouts are tied to the achievement of targets with respect to cash flow returns on Fleetwood's gross cash investment for the award period. For the two-year award period ending in 1998, the minimum performance level ("Threshold") is 14.55%, the performance objective ("Target") is 16.55% and the maximum performance objective ("Maximum") is 18.55%, all of which involve substantial increases over the targets for the award period which began a year earlier. No incentive is paid unless the Threshold rate of return is achieved. The aggregate of long-term incentive compensation payments, excluding payments to deceased, disabled or retired participants, may not exceed three percent of Fleetwood's aggregate cash flow return for the award period.

CHANGE-OF-CONTROL ARRANGEMENTS

    The employment contracts of Fleetwood officers and corporate managers provide for severance pay benefits in connection with a "change of control" of Fleetwood. Such provisions in the employment contracts of Fleetwood officers, for example, including those of Messrs. Crean, Kummer, Nord and Smith, entitle the employee to severance pay benefits in the event employment is terminated by Fleetwood without good cause or by the manager after suffering certain specified adverse changes in employment circumstances, in either case within three years after the change of control, or by the manager, for any reason during the period between three months and twelve months after the change of control. A "change of control" is defined in such employment contracts as circumstances under which either a third party or group acquired more than 25% of Fleetwood's voting stock or, as a result of a cash tender, merger or other business combination, the majority of Fleetwood's Board of Directors is replaced. Upon the occurrence of such circumstances, the maximum severance benefit which may be paid to Fleetwood officers, including Messrs. Crean, Kummer, Nord and Smith, shall be equal to three times the average annual compensation payable by Fleetwood for the five fiscal years prior to the date upon which the change of control occurred. As indicated above, Mr. Pittroff's employment contract terminated on May 31, 1996 following the sale of Fleetwood's finance subsidiary.

PERFORMANCE GRAPH

    The performance graph set forth below compares the cumulative total stockholder return on Fleetwood's Common Stock against the cumulative total return of the Standard & Poor's Corporation S&P 500 Composite Stock Price Index (S&P 500) for the most recently ended calendar year and a "peer group" of companies selected by Fleetwood whose primary business is either manufactured housing or recreational vehicles for the five-year period ended on April 28, 1996. Dividend reinvestment has been assumed and, with respect to all companies in the peer group, the returns of each such company have been weighted to reflect relative stock market capitalization at the beginning of the period. There is no currently available published index of companies involved in the same businesses as Fleetwood. The peer group consists of the following companies: Champion Enterprises, Inc., Clayton Homes, Inc., Coachmen Industries, Inc., Kit Manufacturing Company, Oakwood Homes Corporation, Schult Homes Corp., Skyline Corporation, Thor Industries, Inc. and Winnebago Industries, Inc. None of these companies are truly comparable to Fleetwood. All are much smaller; some are involved only in manufactured housing and others only in recreational vehicles; some are vertically integrated to a much greater extent than Fleetwood and engage, for instance, in retail sales and local development activities.

                       FIVE-YEAR CUMULATIVE TOTAL RETURN
                    VALUE OF $100 INVESTED ON APRIL 28, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            FLEETWOOD ENTERPRISES,
                     INC.              PEER GROUP    S & P 500
4/28/91                          100           100          100
4/26/92                          131           138          114
4/25/93                          127           186          125
4/24/94                          141           227          131
4/30/95                          171           230          154
4/28/96                          201           343          201

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is responsible for overseeing the administration of Fleetwood's management compensation programs as they affect the compensation of senior management of the Company. In addition, the Committee is specifically responsible for administering several benefit plans of the Company -- the Long-Term Incentive Plan, the 1982 Key Employee Stock Option Plan, the 1992 Stock-Based Incentive Compensation Plan and the Senior Executive Compensation Plan.

    FLEETWOOD'S CORPORATE COMPENSATION PHILOSOPHY. Since Fleetwood was founded, it has consistently followed a management compensation philosophy which encourages growth and profitability. The system is somewhat unique in that it provides for moderate base salaries at virtually all management levels, but gives an opportunity for each manager to earn incentive compensation based on results. This performance-based approach carefully follows the philosophy of Fleetwood's founder -- that managers should have an opportunity to earn more than individuals performing similar functions at other companies, but their compensation should grow only if the Company's profitability grows as well. In effect, this philosophy has always aligned Fleetwood's managers with the interests of the Company's shareholders. In addition, this approach permits Fleetwood to have lower fixed costs when economic conditions have a marked impact on Fleetwood's results.

    Fleetwood has always avoided many of the perquisites typically provided to corporate managers, especially members of top management. Fleetwood's senior managers have no expense accounts, company cars or airplanes, executive dining room, paid country club memberships, matching charitable or educational contributions, paid financial counselling or the like. Instead, it has always been Fleetwood's philosophy that its managers will be given the opportunity to earn a good cash incentive and can then decide on their own whether they believe particular expenditures are necessary or desirable.

    PERIODIC REVIEWS OF EXECUTIVE COMPENSATION. To assist in reviewing corporate compensation strategies, Fleetwood periodically compares its executive compensation policies with those of other companies, both in its industries and in the general business community, often using the assistance of national compensation consulting firms. Such a review is currently underway and has already led to a number of changes designed to link compensation more closely to returns on capital utilized in the particular business units of Fleetwood managers. These changes include broadening the list of recipients of stock options to include plant general managers and certain key regional and corporate managers, increasing the separation of Fleetwood's principal operating groups for the purpose of calculating incentive compensation and increasing the working capital charge to plants and operating groups. It is anticipated that, following proper evaluation and communication to Fleetwood associates, additional changes in the management compensation system will be introduced as a result of this review during the next year.

    SALARIES AND INCENTIVE COMPENSATION. Aside from routine salary adjustments, no changes were made during the 1996 fiscal year with respect to corporate base salaries. As noted above, the working capital charge was increased at the beginning of the current fiscal year, which was designed to cause managers to increase their focus on the effects of capital usage on the business units they manage. This change will have the effect of requiring additional earnings at business units before managers earn the same level of incentive compensation as in the previous year. The Committee believes that the working capital charge program has lowered the amount of capital needed to run Fleetwood's businesses since it was first instituted at the beginning of fiscal 1995. The further separation for fiscal 1997 of Fleetwood's two principal operating groups, housing and recreational vehicles, for the purpose of calculating incentive compensation, should result in greater management focus on increasing the profitability of each group. The Committee believes that both of these changes are beneficial to Fleetwood's shareholders.

    The compensation review discussed above is focusing on the effectiveness of Fleetwood's salary and incentive compensation programs, among other issues. Until this review is completed, the Committee believes that no further adjustments in salary levels or the incentive compensation formula are necessary or desirable.

    LONG-TERM INCENTIVE COMPENSATION. The basis for determining long-term incentive compensation awards was changed several years ago and the amended Long-Term Incentive Plan, which requires returns in excess of Fleetwood's cost of capital in order for any compensation to be payable and utilizes cash flow returns on the Company's gross cash investment as the measurement device, was approved by the shareholders at the 1994 Annual Meeting. The Committee believes that this approach better focuses Fleetwood's senior management on the importance of the proper utilization of corporate capital, which should assist in enhancing shareholder value for Fleetwood's investors.

    The Compensation Committee recognizes that Fleetwood's cost of capital has increased during the last several years. The result has been several significant increases in the targeted performance levels. For the two-year award period which began in April, 1996, there were again increases from the previous award period in the threshold return, from 12.39% to 14.55% in the new award period, in the target performance level, from 14.39% to 16.55%, and in the maximum, from 16.39% to 18.55%. Nevertheless, the Committee believes that the new targets will be somewhat more achievable than the targets in the previous award period because of the sale of Fleetwood Credit Corp., which generally had lower cash-flow returns than Fleetwood's manufacturing businesses, and the redeployment of Fleetwood's available cash through the recent self-tender. To reflect this, the award percentages for the new award period were returned to the lower levels which were in place for award periods prior to the one which began in 1995. For example, achievement of the target performance level for the next two-year period would provide a payout of 35% of average compensation to the Plan's benchmark participant, the Company's Chief Executive Officer, as compared to a payout of 45% in the previous award period.

    In its role of administering Fleetwood's Long-Term Incentive Plan during the last fiscal year, the Committee decided to exclude from the calculation of long-term incentive compensation two non-recurring extraordinary items which it believed would distort the returns achieved by Fleetwood's ongoing operations. The two items were the gain on the sale of Fleetwood Credit Corp. (approximately $33,000,000) and the charge against earnings for revaluing Fleetwood's German operation (approximately $17,000,000). The Committee noted that while the two items would be recorded in separate fiscal years, the gain on the sale of the finance subsidiary was considerably higher than the loss associated with the German operation. The Committee also approved proposed amendments to the Plan, which are being submitted to the shareholders at the 1996 Annual Meeting, that will give the Committee the authority to approve mid-period changes in gross cash invested based on certain material changes in Fleetwood's capital structure. This change was made to address matters such as the recent self-tender which should reduce shareholders' equity by approximately 25%. Without such a change, the Long-Term Incentive Plan would have measured performance for a two-year period based on the assumption that Fleetwood's capital remained constant during the period, which would not be the case.

    APPROVAL OF SEVERANCE ARRANGEMENT. In connection with the sale of Fleetwood's finance subsidiary, Fleetwood Credit Corp., the Committee considered and approved a severance package for Lawrence F. Pittroff, one of Fleetwood's five highest-paid executive officers who also served as president of the finance subsidiary. The package consisted of approximately twice Mr. Pittroff's total annual cash compensation and certain additional considerations with respect to health insurance and outstanding stock options. This action was believed appropriate in light of Mr. Pittroff's long service to Fleetwood, his role in making the finance subsidiary a marketable investment and the substantial return achieved from the sale.

    STOCK OPTIONS. In its role of administering Fleetwood's 1992 Stock-Based Incentive Compensation Plan, the Committee grants non-qualified stock option awards from time to time, usually once per year, to key officers and managers. Historically, such stock option awards have been reserved for a relatively small group of senior managers who have the greatest degree of potential control over Fleetwood's strategic direction. Recently, it was concluded that a broader group of managers also has meaningful impact on Fleetwood's returns, and the number of option recipients was expanded to include additional operational managers. As usual, however, award levels are highest for those with the greatest degree of responsibility.

    The Committee also approved amendments to Fleetwood's 1992 Stock-Based Incentive Compensation Plan, which will be submitted to the shareholders at the 1996 Annual Meeting. The amendments will increase the number of shares in order to meet expected needs for performance award grants until the Plan's expiration date in 2002. In addition, the changes will permit the Plan to comply with Section 162(m) of the Internal Revenue Code as a performance-based plan and will make other changes which the Committee believes will improve the Plan as a device for encouraging the enhancement of shareholder value.

    COMPENSATION OF FLEETWOOD'S CHIEF EXECUTIVE OFFICER. In 1994, the shareholders approved the Company's Long-Term Incentive Plan and also the Senior Executive Incentive Compensation Plan which provides incentive compensation to Fleetwood's Chief Executive Officer and President on a substantially equivalent basis to Fleetwood's basic incentive compensation program. As a result, payments made under these two performance-based plans continue to be deductible under Internal Revenue Code Section 162(m). The Committee continues to have as one of its objectives the policy that, wherever reasonably possible, compensation paid by Fleetwood to its managers, including its senior officers, should be deductible for income tax purposes. All compensation payments made to Fleetwood officers in fiscal 1996 should be fully deductible.

    Mr. Crean's base salary and incentive compensation award remain the same for fiscal 1997 as in the past year. As stated above, the targeted performance levels for long-term incentive awards for Mr. Crean and all other participants were substantially increased, but the payout as a percentage of average compensation if the target is met was reduced. Mr. Crean's stock option awards, and those of other recipients, were similar to those of past years. All awards again involved only non-qualified stock options granted at fair market value on the date of grant. In light of Fleetwood's performance in challenging economic periods, the Committee believes that Mr. Crean's compensation is appropriate.

    Walter F. Beran, Chairman                                      June 10, 1996
    Dr. Douglas M. Lawson
    Thomas A. Fuentes

                     APPROVAL OF AMENDED AND RESTATED 1992
                    STOCK-BASED INCENTIVE COMPENSATION PLAN
                               (PROXY ITEM NO. 2)

    On April 17, 1996, the Board of Directors adopted, subject to shareholder approval, an amended and restated version of Fleetwood's 1992 Stock-Based Incentive Compensation Plan (the "Plan"). The Plan, which provides for the award of stock options or other forms of stock-based performance awards to Fleetwood officers and other key managers, was approved by the shareholders at the 1992 Annual Meeting. The Plan authorized the issuance of up to 2,900,000 shares of Fleetwood stock (after adjustment to give effect to the two-for-one stock split on March 1, 1993). As of July 19, 1996, 646,176 shares remained available for the issuance of options or other stock-based awards. The Plan has been administered by the Compensation Committee of the Board of Directors, all members of which are nonemployee directors, and all awards made under the Plan have involved non-qualified stock options at exercise prices equal to the market value of the shares on the date of grant. Although the Plan permits grants to any "key employee" designated by the Compensation Committee, the only awards made under the Plan in past years have been nonqualified stock options granted to a total of less than 40 senior managers. The Compensation Committee recently determined to grant stock options on a total of 86,400 shares to 64 operational managers, many of whom are located at regional offices and manufacturing plants and all but a few of whom never previously received options on Fleetwood shares.

    The amendments to the Plan contained in the amended and restated Plan, the text of which is included as Exhibit A to this Proxy Statement, were necessitated both by the relatively small number of shares which remain available for the issuance of options and the requirement that the Plan be amended so that it will continue to be considered a performance-based plan for the purpose of deducting compensation in excess of the $1,000,000 limitation contained in Section 162(m) of the Internal Revenue Code. Each of the various separate amendments is discussed below.

    1. ADDITIONAL SHARES. The amended and restated Plan adds 2,000,000 shares to the 646,176 shares available for the issuance of awards. As provided in the Plan, the shares may either be authorized and unissued shares or shares reacquired by Fleetwood through open market purchases or otherwise. Distribution of shares under the Plan will continue to be made only after full compliance with all Federal and State securities laws.

    Options to purchase from 300,000 to 500,000 shares typically have been granted to Fleetwood officers and managers under the Plan on an annual basis. The number of shares currently remaining available for grant would permit option grants for only one more year, while the amount of shares added by the amendments should easily permit the Plan to continue to operate until its expiration date in 2002.

    2. AMENDMENTS IN CONNECTION WITH SECTION 162(M). Under Section 162(m), which was added to the Internal Revenue Code by Congress in 1993, the allowable deduction for compensation paid to the five most highly paid executive officers of public companies is limited to $1,000,000 per year. Under implementing regulations, benefit plans approved by shareholders prior to December 20, 1993 (such as the Plan) are required to be amended to comply with Section 162(m) when there is a material amendment, such as adding new shares, or at the 1997 annual meeting, whichever is earlier. Performance-based compensation is exempted from the limitation on deductibility so long as certain requirements are met. To meet these requirements, the amended and restated Plan establishes a limitation that incentive awards with respect to no more than 100,000 shares may be granted to any participant in any year and makes it clear that the Committee administering the Plan will consist solely of "outside directors". Previously, the Plan contained no limitation with respect to the number of shares granted to any participant, although no participant ever received options on more than 100,000 shares at any time options were granted. The Plan has always been administered by a committee consisting entirely of outside directors, although the Plan document did not previously expressly require it.

    3. AMENDMENTS TO SATISFY INSTITUTIONAL INVESTOR CONCERNS. At the time the Plan was submitted to the shareholders for approval in 1992, some institutional shareholders and analysts indicated concern about three aspects of the Plan. Since none of these matters involved vital elements in the operation or administration of the Plan, the amended and restated Plan makes several changes in order to satisfy these concerns. First, an express provision has been added to the Plan eliminating the authority to reprice incentive awards. (See Section 3.1(b).) Second, a provision has been added requiring that all awards be priced at not less than eighty-five percent (85%) of market value on the date of grant. Previously, the Plan contained no such limitation, although all awards that have been granted under the Plan have been priced at market value. Finally, the provisions authorizing the grant of restricted stock were deleted since there was no intention of using restricted stock in making awards. Concern had been registered about the absence in the Plan of a limitation on the amount of restricted stock which could be granted.

    4. AMENDMENTS TO INCREASE FLEXIBILITY. Two additional amendments to the Plan were made to increase Fleetwood's flexibility in operating the Plan and dealing with the Company's capital structure. A provision was added to give the Committee the authority to grant stock options without dividend equivalents automatically being paid to the participants with respect to the options. (See
Article II(b).) Previously, the payment of such dividend equivalents was automatic when stock options were granted. In addition, the provisions of the Plan having to do with changes in control of the Company were amended to make it clear that changes in share ownership resulting from a repurchase of shares by Fleetwood such as the recently completed self-tender will not trigger the change of control provisions that would have the effect of accelerating unvested options. (See Sections 1.2(c) and 7.1(b).)

    PARTICIPATION BY EXECUTIVE OFFICERS AND OTHER MANAGERS. Participation in the Plan is determined from time to time by Fleetwood's Compensation Committee. Accordingly, future participation by executive officers and other managers is not determinable at this time.

    REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the Amended and Restated 1992 Stock-Based Incentive Compensation Plan. Your Board of Directors believes that the Plan is extremely important to Fleetwood's ability to attract and maintain outstanding management and that the amendments are beneficial to the Company and its shareholders. Your Board of Directors therefore recommends a vote FOR approval of the Amended and Restated 1992 Stock-Based Incentive Compensation Plan. All proxies will be voted to approve the Plan unless a contrary vote is indicated on the enclosed proxy card.

                     APPROVAL OF AMENDMENTS TO FLEETWOOD'S
                            LONG-TERM INCENTIVE PLAN
                               (PROXY ITEM NO. 3)

    Fleetwood's Long-Term Incentive Plan (the "Plan"), which had been in effect since 1988, was approved by the shareholders at the 1994 Annual Meeting. Approval of the shareholders was requested so that compensation paid under the Plan would be considered performance-based compensation within the meaning of
Section 162(m) of the Internal Revenue Code. The Long-Term Incentive Plan provides substantial incentives to participants if certain cash-flow returns are achieved with respect to Fleetwood's gross cash investment during two-year award periods. The Plan is administered by the Compensation Committee of the Board of Directors, none of the members of which are Fleetwood associates.

    During the past several months, Fleetwood completed several actions which significantly and positively affected the capital structure of the Company. These actions were the sale of the Company's finance subsidiary, Fleetwood
Credit Corp., and the recently-completed self-tender for up to 25% of Fleetwood's outstanding Common Stock. Both of these actions are believed to have been in the best interests of the Company's shareholders by disposing of assets on which the Company has traditionally earned relatively low returns and investing in a stock repurchase as a means of effecting a substantial reduction in Fleetwood's equity capital. These actions will permit Fleetwood to focus on its manufacturing activities, on which the returns have traditionally been considerably higher, and should present an opportunity for the Company's management to significantly enhance shareholder value.

    The Plan provides that "gross cash investment", against which cash-flow returns are measured, is established at the beginning of each two-year award period, without any ability to make a mid-period adjustment. Absent a change in the Plan terms, the Plan would measure two-year performance based on the assumption that Fleetwood's capital remained constant during the period, which will not be the case given the material impact of the self-tender on the Company's capital position. This could have the effect of adversely affecting Plan participants in situations where actions are taken that enhance shareholder value through changes in Fleetwood's capital structure. To correct this problem, on April 17, 1996, Fleetwood's Board of Directors approved amendments to the Plan, subject to shareholder approval. A copy of the Plan, containing the amendments, is included as Exhibit B to this Proxy Statement.

    The significant amendments to the Plan, which are contained in Exhibit B, are as follows:

    1. SECTION 2.3. CASH-FLOW RETURN. The amendments tighten the authority of the Committee to make mid-period adjustments of cash-flow returns by limiting additions or exclusions to items relating to the disposal of a segment of a business which is classified as an extraordinary item or does not constitute a core business of the Company, or is classified as unusual or infrequent including items relating to changes in Fleetwood's capital structure approved by the Board of Directors.

    2. SECTION 2.5. CHANGE OF CONTROL. The amendments make it clear that changes in share ownership resulting from a repurchase of shares by Fleetwood such as the recently completed self-tender will not trigger the change in control provisions which would accelerate the payment of benefits.

    3. SECTION 2.12. GROSS CASH INVESTMENT. As discussed above, this provision has been amended to give the Committee the authority to adjust gross cash investment with respect to a material change in Fleetwood's capital structure resulting from a transaction approved by the Board of Directors.

    PARTICIPATION BY EXECUTIVE OFFICERS AND OTHER MANAGERS. Participation in the Plan is determined from time to time by Fleetwood's Compensation Committee. Accordingly, future participation by executive officers and other managers is not determinable at this time.

    REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS. The affirmative vote of shareholders representing the majority of the outstanding shares is required to approve the amendments to Fleetwood's Long-Term Incentive Plan. Your Board of Directors believes that these amendments are in the best interests of Fleetwood and its shareholders and recommends a vote FOR the amendments. All proxies will be voted to approve the amendments unless a contrary vote is indicated on the enclosed proxy card.

                                    AUDITORS

    The firm of Arthur Andersen & Co. has served as Fleetwood's independent public accounts since 1955. Such firm has again been selected to act in such capacity for the current fiscal year. A representative of Arthur Andersen & Co. will be present at the Annual Meeting, at which time he or she will be given an opportunity to make a statement, if desired, and to respond to appropriate shareholder questions.

                                 ANNUAL REPORTS

    Fleetwood's Annual Report for the fiscal year ended April 28, 1996, including audited financial statements, is being mailed to shareholders along with the proxy materials. In addition, Fleetwood files an Annual Report on Form 10-K with the Securities and Exchange Commission. SHAREHOLDERS MAY OBTAIN A COPY OF THE FORM 10-K ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, WITHOUT CHARGE, BY WRITING THE SECRETARY AT THE ADDRESS LISTED ABOVE.

                    OTHER BUSINESS AND DIRECTOR NOMINATIONS

    At the time of the preparation of this Proxy Statement, Fleetwood's Board of Directors had not been informed of any other matters which would be presented for action at the Annual Meeting. If any other matters are properly presented, the persons named in the accompanying form of proxy will vote or refrain from voting in accordance with their best judgment.

    Fleetwood's Bylaws require that, for other business to be properly brought before an annual meeting by a shareholder, the Secretary must have received written notice thereof not less than 60 nor more than 90 days prior to the annual meeting (or not later than 10 days after public disclosure of the annual meeting if such disclosure occurs less than 70 days prior to the date of such annual meeting). The Notice must set forth (a) a brief description of the business proposed to be brought before the annual meeting and the reasons for conducting such business, (b) the shareholder's name and address, and the number of shares of Common Stock represented, and (c) any material interest of the shareholder in such business.

    Fleetwood's Bylaws also require that the Secretary must receive written notice of all persons to be nominated as a director at an annual meeting, other than nominations made at the direction of the Board of Directors, not less than 60 nor more than 90 days prior to the annual meeting at which the election will take place (or not later than 10 days after public disclosure of such meeting if such disclosure occurs less than 70 days prior to the date of such meeting). The notice must set forth (a) the shareholder's name and address, and the number of shares of Common Stock represented, (b) such information with respect to the nominee as would have to be included in the Proxy Statement if such person were a nominee included in that Statement, and (c) a consent to serve as director signed by such nominee.

                           1997 SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at the 1997 Annual Meeting must be received by March 25, 1997 if they are to be considered for inclusion in the Proxy Statement. Such proposals should be addressed to the Secretary.

                                          By Order of the Board of Directors
                                          William H. Lear
                                          Secretary

Dated: July 23, 1996

                                                                       EXHIBIT A

                          FLEETWOOD ENTERPRISES, INC.
                              AMENDED AND RESTATED
                  1992 STOCK-BASED INCENTIVE COMPENSATION PLAN
           (INCLUDING ALL AMENDMENTS ADOPTED THROUGH APRIL 17, 1996)

I.  GENERAL PROVISIONS

    1.1  PURPOSES OF THE PLAN

    Fleetwood Enterprises, Inc. ("Fleetwood") has adopted this 1992 Stock-Based Incentive Compensation Plan (the "Plan") to advance the interests of Fleetwood and its stockholders by affording to key management and other Employees of Fleetwood and its subsidiaries an opportunity to acquire or increase a proprietary interest in Fleetwood or to otherwise benefit from the success of the Company through the grant to such Employees of Incentive Awards under the terms and conditions set forth herein. By thus encouraging such Employees to become owners of Fleetwood's shares and by granting such Employees other incentive  compensation  that  is  measured by  the  increased  market  value of
Fleetwood's shares or another appropriate measure of the success and profitability of the Company, the Company seeks to attract, retain and motivate those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

    1.2  DEFINITIONS.

    As used herein the following terms shall have the meanings set forth below:

    (a) "Board" means the Board of Directors of Fleetwood.

    (b) "Cause" means, with respect to the discharge by the Company of any Participant, any conduct on the part of the Participant that constitutes (i) the willful and continued failure to substantially perform Participant's employment duties (other than due to physical or mental illness), (ii) the willful engaging by Participant in misconduct which is or reasonably could be expected to become materially injurious to the Company, monetarily or otherwise, (iii) an act or acts of dishonesty on the part of the Participant constituting a felony under applicable law, or (iv) a willful and material breach of any employment agreement, if any, between Participant and the Company.

    (c) "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

        (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Fleetwood representing 25% or more of the combined voting power of Fleetwood's then outstanding voting securities;

        (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by Fleetwood's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Fleetwood, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board;

       (iii) The stockholders of Fleetwood approve a merger or consolidated with any other corporation, other than

           (A) a merger or consolidation which would result in the voting securities of Fleetwood outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of Fleetwood or such other entity outstanding immediately after such merger or consolidation, and

           (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of Fleetwood's then outstanding voting securities; or

        (iv)  The  stockholders  of  Fleetwood   approve  a  plan  of   complete
    liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the preceding provisions of this Section 1.2(d), a Change in Control shall not be deemed to have occurred (1) if the "person" described in the preceding provisions of this Paragraph is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of Fleetwood's then outstanding voting securities solely in connection with a public offering of Fleetwood's securities; (2) if the "person" described in the preceding provisions of this Paragraph is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended; or (3) if the person described in clause (i) of the preceding provisions of this Paragraph would not otherwise be a beneficial owner of 25% or more of the combined voting power of Fleetwood's then outstanding voting securities but for a reduction in the number of outstanding voting securities resulting from a stock repurchase program or other similar plan of the Company or from a self tender offer of the Company, which plan or tender offer commenced on or after the date hereof, provided, however, that the term "person" shall include such person from and after the first date upon which (A) such person, since the date of the commencement of such plan or tender offer, shall have acquired beneficial ownership of, in the aggregate, a number of voting securities of the Company equal to 1% or more of the voting securities of the Company then outstanding and (B) such person, together with all affiliates and associates of such person, shall beneficially own 25% or more the voting securities of the Company then outstanding.

    (d) "Code" means the Internal Revenue Code of 1986, as amended. Where the context so requires, a reference to a particular Code section shall also refer to any successor provision of the Code to such section.

    (e) "Committee" means the committee appointed by the Board to administer the Plan.

    (f) "Common Stock" means the common stock of Fleetwood, par value $1.00 per share.

    (g) "Company" means Fleetwood and any present or future parent or subsidiary corporations (as defined in Section 424 of the Code of 1986, as amended) with respect to Fleetwood, any other entity designated by the Board, or any successors to such corporations or entities.

    (h) "Employee" means any regular employee of the Company.

    (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act shall also refer to any successor provision to such section.

    (j) "Fair Market Value" means the fair market value of a share of Common Stock as determined by the Committee on the basis of such factors as it may deem appropriate.

    (k) "Fleetwood" means Fleetwood Enterprises, Inc., a Delaware corporation, or any successor thereto.

    (l) "Incentive Award" means any Stock Option, Stock Appreciation Right, Stock Payment, Performance Award or other award granted or sold under the Plan.

    (m) "Incentive Stock Option" means an incentive stock option, as defined under Section 422 of the Code and the regulations thereunder.

    (n) "Nonqualified Stock Option" means a stock option other than an Incentive Stock Option. An Option that otherwise meets the requirements under Code Section 422 for qualification as an incentive stock option shall nevertheless be treated as a Nonqualified Stock Option if the Committee so specifies in the Incentive Award pursuant to which such Option is granted.

    (o) "Option or "Stock Option" means a right to purchase Common Stock and refers to both Incentive Stock Options and Nonqualified Stock Options, subject to an Incentive Award under this Plan and the provisions of Article III hereof.

    (p) "Participant" means any Employee selected by the Committee to receive an Incentive Award pursuant to this Plan.

    (q) "Payment Event" means the event or events giving rise to the right to payment of a Performance Award.

    (r) "Performance Award" means an award, payable in cash, Common Stock or a combination thereof, which is the subject of an Incentive Award under this Plan and the provisions of Article IV hereof.

    (s) "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the Code and the regulations thereunder. If the amount of compensation an Employee will receive under any Incentive Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Incentive Award as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (i) cash flow,
(ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income,
(viii) operating margin, (ix) return on operating revenue, and (x) any other similar performance criteria contemplated by the regulations under Section 162(m).

    (t) "Plan" means the Fleetwood Enterprises, Inc. 1992 Stock-Based Incentive Compensation Plan as set forth herein, as amended from time to time.

    (u) "Purchase Price" means the purchase price (if any) to be paid by a Participant for Restricted Stock as determined by the Committee.

    (v) "Restricted Stock" means Common Stock which is the subject of an Incentive Award under this Plan and the provisions of Article V hereof.

    (w) "Securities Act" means the Securities Act of 1933, as amended.

    (x) "Stock Appreciation Right" or "Right" means a right granted pursuant  to
Article V of the Plan to receive a number of shares of Common Stock or, in the discretion of the Committee, an amount of cash or a combination of shares and cash, based on the increase in the Fair Market Value of the shares subject to the right during such period as is specified by the Committee.

    (y) "Stock Payment" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to any Employee of the Company, as provided in
Article VI.

    1.3  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

    (a) Subject to the provisions of Section 1.3(c) and Section 8.1 of the Plan, the aggregate number of shares of Common Stock that may be issued (or allocated in the case of Stock Appreciation Rights which have been exercised) pursuant to Incentive Awards under this Plan shall not exceed 4,900,000 shares, which amount gives effect to a two-for-one split of the Common Stock effected in the fourth quarter of the Company's fiscal 1993 and the addition of 2,000,000 post-split Shares effective April 17, 1996.

    (b) The Common Stock to be issued under this Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

    (c) Shares of Common Stock subject to unexercised portions of any Option or Right granted under this Plan that expires, terminates or is canceled (other than an Option or Right which expires because it was in tandem with an Option or Right which was exercised), will again become available for the grant of further Incentive Awards under this Plan.

    (d) Notwithstanding any other provision of this Plan, no Employee shall be granted Incentive Awards with respect to more than 100,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Incentive Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 1.3(d) shall be subject to adjustment as provided in Section 7.1, but only to the extent such adjustment would not affect the status of compensation attributable to Incentive Awards hereunder as Performance-Based Compensation.

    1.4  ADMINISTRATION OF THE PLAN

    (a) The Plan will be administered by the Committee, which will consist of two or more members of the Board appointed by the Board who, during the one-year period prior to service on the Committee and while serving on the Committee, are not granted or awarded equity securities of Fleetwood pursuant to the Plan or any other plan of the Company or any of its affiliates, except as permitted by Rule 16b-3(c)(2) promulgated under the Exchange Act (or any other comparable provisions at the time or times in question). In addition, if Incentive Awards are to be made to persons subject to Section 162(m) of the Code and such awards are intended to constitute Performance-Based Compensation, then each of the Committee's members shall also be an "outside director," as such term is defined in the regulations under Section 162(m) of the Code. Notwithstanding anything contained herein, no person shall be disqualified from being a member of the Committee merely because such person is entitled to receive grants or awards pursuant to the Fleetwood Enterprises, Inc. 1992 Nonemployee Director Stock Plan.

    (b) The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to select the eligible Employees to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up each Incentive Award, the period for the exercise of each Incentive Award, the performance criteria (which need not be identical) utilized to measure the value of Performance Awards and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. The Committee may grant at any time new Incentive Awards to a Participant who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Incentive Awards; provided, however, that the Committee shall not have the authority to amend outstanding Incentive Awards or to cancel outstanding Incentive Awards and grant new Incentive Awards in substitution thereof if the purpose of such action is to reprice outstanding
Incentive Awards. The Committee may grant Incentive Awards singly or in combination or in tandem with other Incentive Awards as it determines in its discretion. The purchase price or initial value and any and all other terms and conditions of the Incentive Awards may be established by the Committee without regard to existing Incentive Awards or other grants. Further, the Committee may, with the consent of a Participant, amend in a manner consistent with the Plan the terms of any existing Incentive Award previously granted to such Participant or acquire from a Participant for a payment of cash, Common Stock or other consideration any existing Incentive Award.

    (c) Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan, to determine the terms and conditions of Incentive Awards and to make all other determinations necessary or advisable for the administration of the Plan. The Committee has authority to prescribe, amend and rescind rules and regulations relating to the Plan. All interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

    (d) No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any transaction arising under the Plan.

    1.5  PARTICIPATION

    (a) All Employees, as determined by the Committee, are eligible to receive Incentive Awards under the Plan. In no event may any member of the Board who is not an Employee be granted an Incentive Award under the Plan.

    (b) At the time of the grant of each Incentive Award pursuant to this Plan, the Committee shall deliver, or cause to be delivered, to the Participant to whom the Incentive Award is granted a written statement evidencing the Incentive Award and setting forth such terms and conditions applicable to the Incentive Award as the Committee may in its discretion determine consistent with the Plan.

II.  DIVIDEND EQUIVALENTS

    (a) In the Committee's discretion, a Participant may, as set forth in subparagraph (b) below, be entitled to receive, at no additional cost, an amount for each share of Common Stock upon which an Incentive Award is based, a "Dividend Equivalent" equal to the cash or other consideration paid as a dividend or distribution (other than a dividend or distribution payable in Common Stock) by the Company with respect to its outstanding shares of Common Stock, provided that with respect to Options and Rights granted in tandem, the Dividend Equivalent will be payable with respect to either the Right or the Option, but not both. If awarded by the Committee, Dividend Equivalents shall be paid, with respect to record dates during the period on or after the date an Incentive Award is granted to and including the date such Incentive Award is exercised or terminated, or such other period as is determined by the Committee and specified in the instrument that evidences the grant of the Incentive Award. Such Dividend Equivalents shall be converted to additional shares of Common Stock or cash by such formula as may be determined by the Committee.

    (b) The Committee, in its discretion, shall determine from time to time whether any Participant shall be entitled to Dividend Equivalents with respect to any other Incentive Award. The Committee shall not be obligated to award Dividend Equivalents, and may elect to grant Dividend Equivalents to some Participants and not to other Participants.

    (c) Dividend Equivalents shall be computed as of each record date for Common Stock dividends or distributions in such manner as may be determined by the Committee and shall be payable to Participants who have been granted Dividend Equivalents at such time or times as the Committee in its discretion may determine. Dividend Equivalents payable to holders of Incentive Awards may be deferred and paid at a later date as and to the extent provided in the Fleetwood Enterprises, Inc. Deferred Compensation Plan, as amended or restated from time to time.

III.  OPTIONS

    3.1  GRANT OF OPTIONS; OPTION PRICE

    (a) The Committee may grant Options under the Plan from time to time to Employees.

    (b) The purchase price of Common Stock under each Option (the "Option Exercise Price") will be determined by the Committee at the date such Option is granted. The Option Exercise Price may be equal to, greater than or less than Fair Market Value on the date of grant of the Common Stock subject to the Option; provided, however, that (i) in no event shall the Option Exercise Price be less than eighty-five percent (85%) of Fair Market Value of the Company Stock subject to the Option on the date of grant nor less than the par value of the shares of Common Stock subject to the Option; and (ii) that in the case of an Incentive Stock Option the Option Exercise Price shall be not less than the Fair Market Value on the date of grant of the Common Stock subject to such Option or such other amount as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Code Section 422.

    3.2  OPTION PERIOD

    Options may be exercised as determined by the Committee, but, in the case of an Incentive Stock Option, in no event after ten years from the date of grant of such Option or such other period as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Code Section 422. Options granted to persons who are subject to the provisions of Section 16 of the Exchange Act shall not be exercisable prior to the expiration of six (6) months from the date of the grant of such Option.

    3.3  EXERCISE OF OPTIONS

    At the time of the exercise of an Option, the purchase price shall be paid in full in cash or other equivalent consideration acceptable to the Committee and consistent with the Plan's purpose and applicable law, including without limitation, Common Stock or Restricted Stock or other contingent awards denominated in either stock or cash. Any shares of Company Stock assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date. No fractional shares will be issued pursuant to the exercise of an Option nor will any cash payment be made in lieu of fractional shares. In the case of an Incentive Stock Option, only the Participant to whom such Option is granted may exercise such Option during the lifetime of such Participant, provided, however, in the event, that such Participant becomes incompetent to exercise such Option, then such Participant's legal representative may exercise such Option on his behalf.

    3.4  LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS

    The aggregate Fair Market Value (determined at the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all stock option plans of the Company) shall not exceed $100,000 or such other limit as is prescribed by the Code. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as Nonqualified Stock Options.

    3.5  TERMINATION OF EMPLOYMENT

    (a) Except as otherwise provided in a written agreement between the Company and the Participant, in the event of the termination of a Participant's employment with the Company for Cause, all of the Participant's unexercised Options and/or Rights shall expire as of the date of such termination.

    (b) Except as otherwise provided in a written agreement between the Company and the Participant, in the event of a Participant's termination of employment for:

        (i) Any reason other than for Cause, death, disability, or normal retirement (as defined in the Company's retirement plan which covers the Participant), the Participant's Options and/or Rights shall expire and become unexercisable as of the earlier of (A) the date such Options and/or Rights expire in accordance with their terms or (B) three calendar months after the date of termination.

        (ii) Death or disability, subject to the provisions of Section 3.5(c) below, the Participant (or such Participant's legal representative) shall have twelve (12) months after the date of termination within which to exercise Options and/or Rights that have become exercisable on or before such date and that have not expired on or before such date, regardless of the date upon which such Options or Rights would otherwise expire in accordance with their terms.

       (iii) Normal retirement, subject to the provisions of Section 3.5(c) below, the Participant's Options and/or Rights shall expire and become unexercisable as of the earlier of (A) the date such Options and/ or Rights expire in accordance with their terms or (B) three (3) years after the date of termination.

    (c) Notwithstanding anything to the contrary in Sections 3.5(a) or 3.5(b), above, the Committee may in its discretion designate such shorter or longer periods to exercise Options and/or Rights following a Participant's termination of employment; provided, however, that any shorter periods determined by the Committee shall be effective only if provided for in the instrument that evidences the grant to the Participant of such Options and/or Rights or if such shorter period is agreed to in writing by the Participant. In the case of an Incentive Stock Option, notwithstanding anything to the contrary herein, in no event shall such Option be exercisable after the expiration of ten years from the date such Option is granted (or such other period as is provided in Code
Section 422), nor shall such Option be the subject of any term or provision which would disqualify such Option from being an incentive stock option under Code Section 422. Notwithstanding anything to the contrary herein, Options and/or Rights shall be exercisable by a Participant (or his successor in interest) following such Participant's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee, in its discretion, may elect to accelerate the vesting of all or any portion of any Options and/or Rights that had not become exercisable on or prior to the date of such termination.

IV.  PERFORMANCE AWARDS

    4.1  GRANT OF PERFORMANCE AWARDS

    The Committee may authorize the payment of Performance Awards under the Plan. The Committee shall determine the performance criteria (which need not be identical) to be utilized to calculate the value of the Performance Awards, the term of such Performance Awards, the Payment Event, and the form and time of payment of Performance Awards. The specific terms and conditions of each Performance Award shall be set forth in a written statement evidencing the grant of such Performance Award.

    4.2  PAYMENT OF AWARD; LIMITATION

    Upon the occurrence of a Payment Event, payment of a Performance Award will be made to the Participant in cash or in shares of Common Stock valued at Fair Market Value on the date of the Payment Event or a combination of Common Stock and cash, as the Committee in its discretion may determine. The Committee may impose a limitation on the amount payable upon the occurrence of a Payment Event, which limitation shall be set forth in the written statement evidencing the grant of the Performance Award. Notwithstanding any other provision of this Plan, as to any Performance Awards not subject to the annual share limitation of
Section 1.3(d), no Employee shall be granted Performance Awards of more than $500,000 in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Performance Award hereunder to qualify as Performance-Based Compensation.

    4.3  EXPIRATION OF PERFORMANCE AWARD

    If any Participant's employment with the Company is terminated for any reason, all of the Participant's rights under the Performance Award shall expire and terminate unless otherwise determined by the Committee.

V.  STOCK APPRECIATION RIGHTS

    5.1  GRANTING OF STOCK APPRECIATION RIGHTS

    The Committee may grant to Employees Stock Appreciation Rights, related or unrelated to Options, at any time.

    (a) A Stock Appreciation Right granted in connection with an Option granted under this Plan will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 5.1(c). Such Option will, to the extent surrendered, then cease to be exercisable.

    (b) Subject to Section 5.1(g), a Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that, the related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable. A Stock Appreciation Right shall be canceled to the extent a related Option is exercised.

    (c) Upon the exercise of a Stock Appreciation Right related to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the Option Exercise Price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

    (d) The Committee may grant Stock Appreciation Rights unrelated to Options to Employees. Section 5.1(c) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option Exercise Price specified in the related Option the initial base amount specified in the Incentive Award shall be used; provided, however, that in no event shall the initial base amount be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of grant.

    (e) Notwithstanding the foregoing, the Committee, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under the Plan.

    (f)  Payment of the amount determined under the foregoing provisions of this
Section 5.1 may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, in cash or in a combination of cash and shares of Common Stock as the Committee deems advisable. The Committee is hereby vested with full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Participant to receive cash in full or partial settlement of a Stock Appreciation Right. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

    (g) The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or any other comparable provisions in effect at the time or times in question).

    5.2  TERMINATION OF EMPLOYMENT

    Section 3.5 will govern the treatment of Stock Appreciation Rights upon the termination of a Participant's employment with the Company.

VI.  STOCK PAYMENTS

    The Committee may approve Stock Payments of the Company's Common Stock to any Employee of the Company for all or any portion of the Employee's compensation (other than base salary). For purposes of making Stock Payments, the Common Stock shall be valued by the Committee; provided, however, that such value shall not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of payment.

VII.  OTHER PROVISIONS

    7.1  ADJUSTMENT PROVISIONS

    (a) Subject to Section 7.1(b) below, (i) if the outstanding shares of Common Stock of Fleetwood are increased, decreased or exchanged for a different number or kind of shares or other securities of Fleetwood, or if additional shares or new or different shares or other securities of Fleetwood are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) if the value of the outstanding shares of Common Stock of Fleetwood is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares provided in Section 1.3, (y) the number and kind of shares or other securities subject to then outstanding Incentive Awards, and (z) the price for each share or other unit of any other securities subject to then outstanding Incentive Awards.

    (b) In addition to the adjustments permitted by Section 7.1(a) above, except as otherwise expressly provided in the statement evidencing the grant of an Incentive Award, upon the occurrence of a Change in Control of Fleetwood any outstanding Incentive Awards not theretofore exercisable, payable or free from restrictions, as the case may be, shall immediately become exercisable, payable or free from restrictions (other than restrictions required by applicable law or any national securities exchange upon which any securities of Fleetwood are then listed), as the case may be, in their entirety and any shares of Common Stock acquired pursuant to an Incentive Award which are not fully vested shall immediately become fully vested, notwithstanding any of the other provisions of the Plan.

    (c) Upon the dissolution or liquidation of Fleetwood or upon a reorganization, merger or consolidation of Fleetwood with one or more corporations, as a result of which Fleetwood goes out of existence or becomes a subsidiary of another corporation, or upon a sale of substantially all of the property of Fleetwood to another corporation (in each of such cases a "Termination Event"), this Plan shall terminate. Any Option theretofore granted under the Plan and not exercised on or prior to the Termination Event shall expire and terminate, unless provision be made in writing in connection with such Termination Event for the assumption of the Option or the substitution for such Option of a new option covering the stock of a successor employer corporation, or a parent or subsidiary thereof or of the Company, with appropriate adjustments as to number and kind of shares and prices, in which event such Option shall continue in the manner and under the terms so provided.

    (d) Adjustments under this Section 7.1 will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustments.

    7.2  TRANSFERABILITY OF INCENTIVE AWARDS

    Incentive Awards, any interest therein, and the right to receive the proceeds thereof shall not be transferable by a Participant, other than by will or the laws of descent and distribution. The transfer by a Participant to a trust created by the Participant for the benefit of the Participant or the Participant's family which is revocable at any and all times during the Participant's lifetime by the Participant and as to which the Participant is the sole acting Trustee during his or her lifetime, will not be deemed to be a transfer for purposes of the Plan. Under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of the death of a Participant. If the estate of the Participant is the beneficiary with respect to an Incentive Award, any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of such Participant or pursuant to the laws of descent and distribution. The Committee shall by such rules and regulations as are established from time to time prescribe the manner in which and the terms and conditions of the transfer of Incentive Awards pursuant to qualified domestic relations orders.

    7.3  CONTINUATION OF EMPLOYMENT

    (a) Nothing in the Plan or in any statement evidencing the grant of an Incentive Award pursuant to the Plan shall be construed to create or imply any contract of employment between any Participant and the Company, to confer upon any Participant any right to continue in the employ of the Company, or to confer upon the Company any right to require any Participant's continued employment. Except as expressly provided in the Plan or in any statement evidencing the grant of an Incentive Award pursuant to the Plan, the Company shall have the right to deal with each Participant in the same manner as if the Plan and any such statement evidencing the grant of an Incentive Award pursuant to the Plan did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment of the Participant. Unless otherwise expressly set forth in a separate employment agreement between the Company and such Participant, the Company or the Participant may terminate the employment of any Participant with the Company at any time for any reason, with or without cause.

    (b) Any question(s) as to whether and when there has been a termination of a Participant's employment, the reason (if any) for such termination, and/or the consequences thereof under the terms of the Plan or any statement evidencing the grant of an Incentive Award pursuant to the Plan shall be determined by the Committee, and the Committee's determination thereof shall be final and binding.

    7.4  COMPLIANCE WITH GOVERNMENT REGULATIONS

    No shares of Common Stock will be issued pursuant to an Incentive Award unless and until all applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to an Incentive Award, the Company may require the Participant to take any reasonable action to comply with such requirements.

    7.5  ADDITIONAL CONDITIONS

    The award of any benefit under this Plan also may be subject to such other provisions (whether or not applicable to the benefit award to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Participant elects to dispose of such shares, and provisions to comply with federal and state securities laws. The Company may make such provisions as it deems appropriate for the withholding by the Company pursuant to federal or state income tax laws of such amounts as the Company determines it is required to withhold in connection with any Incentive Award. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant or payment of any other benefit hereunder to such Participant. Any such settlement shall be made in the form of cash, a certified or bank cashier's check or such other form of consideration as is satisfactory to the Board.

    7.6  PRIVILEGES OF STOCK OWNERSHIP

    No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award, except as to such shares of Common Stock, if any, that have been issued to such Participant in accordance with the terms and conditions of the applicable Incentive Award.

    7.7  AMENDMENT AND TERMINATION OF PLAN: AMENDMENT OF INCENTIVE AWARDS

    (a) The Board may alter, amend, suspend or terminate the Plan at any time. No such action of the Board, unless taken with the approval of the stockholders of the Company, may increase the maximum number of shares that may be sold or issued under the Plan or alter the class of Employees eligible to participate in the Plan. With respect to any other amendments of the Plan, the Board may in its discretion determine that such amendments shall only become effective upon approval by the stockholders of the Company, if the Board determines that such stockholder approval may be advisable, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under federal or state securities law, federal or state tax law or any other laws or for the purposes of satisfying applicable stock exchange listing requirements.

    (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Incentive Award as it deems advisable. Without limiting the generality of the foregoing, the Committee may, with the consent of the Participant, from time to time adjust or reduce the purchase price of

Options held by such Participant by cancellation of such Options and granting of Options to purchase the same or a lesser number of shares at lower purchase prices or by modification, extension or renewal of such Options.

    (c) Except as otherwise provided in this Plan or in the statement evidencing the grant of the Incentive Award, no amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

    7.8  UNFUNDED STATUS OF PLAN

    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to Incentive Awards hereunder, provided, however, that unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

    7.9  OTHER COMPENSATION PLANS

    The adoptive of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for Employees of the Company.

    7.10  PLAN BINDING ON SUCCESSORS

    The Plan and any agreement with respect to an Incentive Award shall be binding upon the successors and assigns of the Company and upon each Participant and such Participant's heirs, executors, administrators, personal representatives, permitted assignees, and successors in interest.

    7.11  SINGULAR, PLURAL; GENDER

    Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender, as the context may require.

    7.12  APPLICABLE LAW

    This Plan shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws of the State of California.

VIII.  EFFECTIVE DATE AND DURATION OF PLAN

    The Plan shall become effective on the later of (a) the date of its adoption by the Board, (b) the date of its approval by the holders of a majority of the outstanding shares of Common Stock. The Plan shall terminate at such time as the Board, in its discretion, shall determine. No Incentive Award may be granted under the Plan after the date of such termination, but such termination shall not affect any Incentive Award theretofore granted.

                                                                       EXHIBIT B

                          FLEETWOOD ENTERPRISES, INC.

                            LONG-TERM INCENTIVE PLAN

                  (AMENDED AND RESTATED AS OF APRIL 17, 1996)

                                     TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
 1.  Purpose.........................................................................   B-1
 2.  Definitions.....................................................................   B-1
     2.1       Award Period..........................................................   B-1
     2.2       Board.................................................................   B-1
     2.3       Cash-Flow Return......................................................   B-1
     2.4       Cash-Flow Return on Gross Cash Investments............................   B-1
     2.5       Change of Control.....................................................   B-2
     2.6       Committee.............................................................   B-2
     2.7       Company...............................................................   B-2
     2.8       Company's Actual Performance Level....................................   B-2
     2.9       Direct Compensation...................................................   B-2
     2.10      Disability............................................................   B-3
     2.11      Fiscal Year...........................................................   B-3
     2.12      Gross Cash Investment.................................................   B-3
     2.13      Incentive Compensation................................................   B-3
     2.14      Interest Expense......................................................   B-3
     2.15      Maximum Incentive Compensation Award..................................   B-3
     2.16      Maximum Performance Level.............................................   B-3
     2.17      Minimum Achievement Award.............................................   B-3
     2.18      Minimum Performance Level.............................................   B-4
     2.19      Participant...........................................................   B-4
     2.19(a)   Benchmark Participant.................................................   B-4
     2.19(b)   Other Participants....................................................   B-4
     2.20      Participation Units...................................................   B-4
     2.21      Performance Objective.................................................   B-4
     2.22      Retirement............................................................   B-4
     2.23      Subsidiary............................................................   B-4
     2.24      Target Performance Award..............................................   B-4
 3.  Plan Administration.............................................................   B-4
     3.1       The Committee.........................................................   B-4
     3.2       Powers of the Committee...............................................   B-5
     3.3       Organization and Operation of Committee...............................   B-5
     3.4       Reliance on Reports...................................................   B-5
     3.5       Records and Reports...................................................   B-5
     3.6       Payment of Expenses...................................................   B-5
     3.7       Indemnification.......................................................   B-5
 4.  Eligibility and Participation...................................................   B-6
     4.1       Eligibility...........................................................   B-6
     4.2       Selection of Participants.............................................   B-6
     4.3       Duration of Participation.............................................   B-6
     4.4       Designation of the Benchmark Participant and Other Participants.......   B-6
 5.  Determination of Incentive Compensation.........................................   B-6
     5.1       Separate Determination for Each Award Period..........................   B-6
     5.2       Determination of Company Performance Goals............................   B-7
     5.3       Selection and Designation of Participants.............................   B-7
     5.4       Determination of the Benchmark Participant's Incentive Compensation
               Award Levels..........................................................   B-7
     5.5       Award of Participation Units to the Benchmark Participant and Other
               Participants..........................................................   B-7
     5.6       Communication of Objectives and Related Incentive Compensation
               Benefits..............................................................   B-7

                                     TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
 6.  Amount of Incentive Compensation................................................   B-7
     6.1       Calculation of the Benchmark Participant's Incentive Compensation
               Award.................................................................   B-7
     6.2       Calculation of Incentive Compensation for Other Participants..........   B-8
     6.3       Amounts Payable to Deceased Disabled and Retired Participants.........   B-8
     6.4       No Incentive Compensation for Terminated Employees....................   B-9
     6.5       Limitation of Aggregate Amount of Incentive Compensation Payable in
               Any One Fiscal Year...................................................   B-9
 7.  Payment.........................................................................   B-9
     7.1       Form..................................................................   B-9
     7.2       Forfeiture of Certain Benefits........................................   B-9
     7.3       Death Prior to Full Payment...........................................   B-9
 8.  Waiver of Participation.........................................................  B-10
     8.1       Participation Voluntary...............................................  B-10
     8.2       Effect of Waiver......................................................  B-10
 9.  Beneficiary Designation.........................................................  B-10
     9.1       Designation...........................................................  B-10
     9.2       Changes...............................................................  B-10
10.  Dissolution or Merger...........................................................  B-10
     10.1      Dissolution or Change of Control of Fleetwood Enterprises, Inc........  B-10
     10.2      Recapitalization......................................................  B-10
11.  Claim to Incentive Compensation and Employee Rights.............................  B-12
12.  Unsecured Obligation............................................................  B-12
13.  Nontransferability..............................................................  B-12
14.  Tax Withholding.................................................................  B-12
15.  Relationship to Other Benefits..................................................  B-12
16.  Amendment and Termination.......................................................  B-12
17.  Incompetency....................................................................  B-12
18.  Effective Date of Amended and Restated Plan.....................................  B-13
19.  Notices.........................................................................  B-13

                                                                       EXHIBIT B

                          FLEETWOOD ENTERPRISES, INC.
                            LONG-TERM INCENTIVE PLAN

1.  PURPOSE.

    The purpose of the Long-Term Incentive Plan (the "Plan") is to provide a means of paying incentive compensation to certain key management employees who contribute materially to the long-term success of Fleetwood Enterprises, Inc. By relating the incentive rewards of certain key executives to the achievement of high cash-flow returns over successive two-year periods, the Company will be in a position to provide additional motivation and to reward extraordinary performance by making those employees most responsible for such performance participants in the Company's success. Consistent increases in the Company's cash flow add economic value to the Company, which benefits the Company's shareholders. In addition, by providing long-term incentive compensation opportunities as well as the Company's long-time short-term incentive program, the Company expects not only to attract but also to maintain, on a long-term basis, a highly competent management team.

2.  DEFINITIONS.

    The following terms shall have the respective meanings set forth below:

    2.1  AWARD PERIOD.

    "Award Period" shall mean a period of two consecutive Fiscal Years selected by the Committee. No more than one Award Period shall begin during any single Fiscal Year.

    2.2  BOARD.

    "Board" shall mean the Board of Directors of the Company (meaning in this case the parent company and not its subsidiaries).

    2.3  CASH-FLOW RETURN.

    "Cash-Flow Return" shall mean net income for a Fiscal Year after provisions for taxes on income, as shown on Fleetwood Enterprises, Inc.'s audited consolidated financial statements as at the end of a Fiscal Year, plus provisions for depreciation and amortization and Interest Expense (after tax), adjusted to (i) exclude items of either a positive or negative nature resulting from the disposal of a segment of a business, classified as being an
"extraordinary" item, or classified as an "unusual or infrequent" item (including any item associated with a change in the capital structure of the Company or unusual or infrequent items resulting from any transaction or restructuring approved by the Board), all as determined using principles similar to generally accepted accounting principles, (ii) exclude items of either a positive or negative nature resulting from the acquisition, operation, or disposition of a business operation that, based upon the type of business conducted or its geographic location, does not constitute a core business of the Company's business operations, (iii) include any amounts which previously reduced such Cash-Flow Return for such Fiscal Year as a result of the payment or accrual of benefits to Participants under this Plan and (iv) exclude the effect of any acquisitions during the Award Period accounted for as a "pooling of interests" by restating the financial statements to indicate the effect which would have resulted if such acquisitions had been accounted for as "purchases". Each of the adjustments referred to in (i), (ii), (iii) and (iv) of the preceding sentence shall be made net of "tax effect", if any.

    2.4  CASH-FLOW RETURN ON GROSS CASH INVESTMENTS

    "Cash-Flow Return on Gross Cash Investment" for an Award Period shall mean the average annual amount of Cash-Flow Return for the two (2) fiscal years included in the Award Period divided by the Gross Cash Investment at the end of the Fiscal Year immediately prior to the Award Period. By multiplying the amount determined under the preceding sentence by 100, Cash-Flow Return on Gross Cash Investment may be expressed as a percentage. If this Plan calls for the computation of Cash-Flow Return on Gross Cash Investment for a period which is less than a full Award Period, the Cash-Flow Return shall be the aggregate amount, averaged on an annualized basis, earned between the commencement of the Award Period and the date of the unaudited interim financial statements as of the end of the fiscal month immediately preceding the end of the period and the Gross Cash Investment shall be the Gross Cash Investment at the end of the Fiscal Year immediately prior to the Award Period.

    2.5  CHANGE OF CONTROL.

    "Change of Control" shall mean circumstances under which (i) a third person including a "Group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, who is not an "Exempt Person" as defined in the last sentence of this subsection, acquires capital stock of the Company having twenty-five percent (25%) or more of the total number of votes that may be voted for the election of directors of the Company, or (ii) as a result of any cash tender or exchange offer, merger or other business combination, or any combination of any of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the board of directors of the Company, or any successor to the Company. For purposes of this Section 2.5, an "Exempt Person" means (i) a person who as of January 1, 1989, owned ten percent (10%) or more of the outstanding common stock of the Company or a person who acquires shares of such common stock from such person by will or by the laws of descent or distribution; or (ii) a person who would not otherwise be a beneficial owner of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities but for a reduction in the number of outstanding voting securities resulting from a stock repurchase program or other similar plan of the Company or from a self tender offer of the Company, which plan or tender offer commenced on or after the date hereof, provided, however, that the term "person" shall include such person from and after the first date upon which (A) such person, since the date of the commencement of such plan or tender offer, shall have acquired beneficial ownership of, in the aggregate, a number of voting securities of the Company equal to 1% or more of the voting securities of the Company then outstanding and (B) such person, together with all affiliates and associates of such person, shall beneficially own 25% or more the voting securities of the Company then outstanding.

    2.6  COMMITTEE.

    "Committee" shall mean a committee appointed by the Board from among its own members. The Committee shall consist of not less than two members. No member of the Committee may, while serving on the Committee, also be a Participant in this Plan. In addition, if the Incentive Compensation is to be awarded to a Participant subject to Section 162(m) of the Internal Revenue Code, then each of the Committee members shall also be "outside directors," as such term is defined in the regulations under Section 162(m) of the Internal Revenue Code.

    2.7  COMPANY.

    "Company" shall mean Fleetwood Enterprises, Inc. and its subsidiaries.

    2.8  COMPANY'S ACTUAL PERFORMANCE LEVEL.

    "Company's Actual Performance Level" means the Cash-Flow Return on Gross Cash Investment for an Award Period actually achieved during an Award Period computed as of the end of the Award Period.

    2.9  DIRECT COMPENSATION.

    "Direct Compensation" shall mean gross salary and bonus payments to an employee prior to reduction as a result of state and federal income tax withholding, disability, social security and other charges, excluding, however,
(i) any payments under this Plan (ii) any and all pension and profit sharing contributions or benefits and (iii) any other indirect compensation. "Average Annual Direct Compensation" shall mean the average amount of annual Direct Compensation paid to the Benchmark Participant during an Award Period or, if applicable, a shortened Award Period. For the purpose of this Section 2.9, salary and bonus payments shall be deemed paid and exclusions shall be deemed charged as of the date of accrual of such payments and exclusions by the Company, notwithstanding that actual payment may be deferred to a later date with or without the employee's consent. Specifically, without limiting the provisions of the preceding sentence, computations as of the end of a fiscal quarter or other period of time shall be accrued as of the last day of the quarter or applicable period of time, notwithstanding that the computation of the amount may not be completed until some time thereafter or that actual payment may be deferred by the election of the employee or otherwise to some future date.

    2.10  DISABILITY.

    "Disability" shall mean the permanent inability of a Participant because of injury or disease to engage in an occupation or employment which is substantially similar to the occupation or employment in which the Participant was engaged prior to the time when the injury or disease first began to affect the Participant's occupation or employment with the Company. The existence of a Disability and the time when a Disability commences shall be determined by the Committee based upon such medical or other evidence as the Committee in its sole discretion may find advisable. The decisions of the Committee with respect to the existence of a Disability or the time when a Disability commenced shall be final and binding on all persons including without limitation the Disabled Participant and his other successors or representatives.

    2.11  FISCAL YEAR.

    "Fiscal Year" shall mean the fiscal year of Fleetwood Enterprises, Inc. adopted for accounting and reporting purposes.

    2.12  GROSS CASH INVESTMENT.

    "Gross Cash Investment" shall mean total book assets plus accumulated depreciation minus non-debt liabilities as shown and as classified on Fleetwood Enterprises, Inc.'s audited consolidated financial statements; provided, however, such financial statements shall be restated to exclude the effect of any acquisitions during the Award Period accounted for on a "pooling of interests" basis and to include the effect of such acquisitions as if they had been accounted for as "purchases" and shall be equitably and appropriately adjusted to take into account any material change in the capital structure of the Company resulting from any transaction or restructuring event approved by the Board.

    2.13  INCENTIVE COMPENSATION.

    "Incentive Compensation" shall mean the dollar amount awarded to a Participant with respect to an Award Period under the terms of Section 6 of this Plan. Notwithstanding any other provision of this Plan to the contrary (including Sections 6.3 and 6.5), no Participant shall be awarded more than $1,000,000 of Incentive Compensation (as determined under Section 6 of this
Plan) for any Award Period.

    2.14  INTEREST EXPENSE.

    "Interest Expense" means the interest cost on Company debt obligations and does not include interest on non-debt liabilities (i.e., accounts payable, employee compensation and benefits accruals, income tax payables and other liabilities).

    2.15  MAXIMUM INCENTIVE COMPENSATION AWARD.

    "Maximum Incentive Compensation Award" shall mean the percentage of Average Annual Direct Compensation during an Award Period which will be paid as Incentive Compensation to the Benchmark Participant, assuming the Company's Actual Performance Level equals or exceeds the Maximum Performance Level.

    2.16  MAXIMUM PERFORMANCE LEVEL.

    "Maximum Performance Level" means the Cash-Flow Return on Gross Cash Investment which if equaled or exceeded as of the end of an Award Period will cause the Benchmark Participant at the end of the Award Period to be entitled to Incentive Compensation in an amount equal to his Maximum Incentive Compensation Award multiplied by his Average Annual Direct Compensation during the Award Period.

    2.17  MINIMUM ACHIEVEMENT AWARD.

    "Minimum Achievement Award" shall mean the percentage of Average Annual Direct Compensation during an Award Period which will be paid as Incentive Compensation to the Benchmark Participant assuming the Company's Actual Performance Level equals the Minimum Performance Level.

    2.18  MINIMUM PERFORMANCE LEVEL.

    "Minimum Performance Level" means the minimum Cash-Flow Return on Gross Cash Investment to be achieved during an Award Period before any Incentive Compensation shall be payable to Participants. This return must be at least equal to the Company's cost of capital as computed at the beginning of each Award Period.

    2.19  PARTICIPANT.

    "Participant" means a full-time employee of the company who is eligible to become a Participant, who is selected as a Participant and who continues to be a Participant under the provisions of Section 4 of this Plan. An employee shall be deemed a "full -time" employee of the Company if he or she is so classified under the Company's usual and customary employment practices prevailing from time to time during the period that such person has been designated as a Participant. Participants shall be designated by the Committee as the Benchmark Participant and the Other Participants, respectively.

    2.19(a)  BENCHMARK PARTICIPANT.

    "Benchmark Participant" means the Participant so designated by the Committee whose Incentive Compensation shall be determined at the end of the applicable Award Period by calculation in accordance with the provisions of Section 6.1 of this Plan and whose Incentive Compensation Award shall be utilized as the base, or benchmark, in calculating the Incentive Compensation Awards of the Other Participants.

    2.19(b)  OTHER PARTICIPANTS.

    "Other Participants" means Participants other than the Benchmark Participant whose Incentive Compensation Award Period shall be calculated in accordance with the provisions of Section 6.2 of the Plan.

    2.20  PARTICIPATION UNITS.

    "Participation Units" are units of measurement utilized in determining the Incentive Compensation Awards of Other Participants as compared to the Award of the Benchmark Participant. Participation Units shall be awarded to the Benchmark Participant and the Other Participants in accordance with Section 5.5 of the Plan.

    2.21  PERFORMANCE OBJECTIVE.

    "Performance Objective" means the Cash-Flow Return on Gross Cash Investment which, if achieved as of the end of an Award Period, will cause a Participant to be entitled to Incentive Compensation at the end of the Award Period.

    2.22  RETIREMENT.

    "Retirement" means the voluntary termination of a Participant's employment for reasons other than death or Disability, occurring at or after the time when such Participant has attained the age of fifty-five.

    2.23  SUBSIDIARY.

    "Subsidiary" shall mean a corporation fifty percent (50%) or more of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by a Subsidiary of the Company.

    2.24  TARGET PERFORMANCE AWARD.

    "Target Performance Award" shall mean the percentage of Average Annual Direct Compensation during an Award Period which will be paid as Incentive Compensation to the Benchmark Participant, assuming that the Company's Actual Performance Level equals the Performance Objective.

3.  PLAN ADMINISTRATION.

    3.1  THE COMMITTEE.

    The Committee shall administer the Plan in accordance with its terms.

    3.2  POWERS OF THE COMMITTEE.

    The Committee shall have full power and authority to establish performance criteria under the Plan, determine the eligibility of persons to become Participants, to select Participants, to designate Participants as the Benchmark Participant and Other Participants, to make awards to Participants, to terminate the designation of a Participant or to reduce the number of Participation Units awarded to Participants and to adopt and revise such rules and procedures as it shall deem necessary for the administration of the Plan. The decision of the Committee with respect to any question arising as to the individuals determined to be eligible or selected to participate in the Plan, the amount, terms, form and time of payment of Incentive Compensation and the interpretation of the Plan shall be final, conclusive and binding on all persons.

    3.3  ORGANIZATION AND OPERATION OF COMMITTEE.

    The Committee shall act by a majority of its members at the time in office, and such action may be taken by a vote at a meeting, including a meeting at which conference telephone or similar equipment is utilized by means of which all persons participating in the meeting can hear each other, or by unanimous written consent without a meeting. The Committee may authorize any one or more of its members or any specifically designated officer of the company to execute any document or documents on behalf of the Committee. The Committee may appoint such accountants, counsel, specialists, and other persons as it deems necessary or desirable in connection with the administration of this Plan.

    3.4  RELIANCE ON REPORTS.

    Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any opinion or report made by the independent public accountants of the Company and upon any other opinions, reports or information furnished in connection with the Plan by any accountant, counsel, or other specialist (including financial officers of the company, whether or not such persons may be Participants under the Plan). In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such opinion, report or information or for any action, including the furnishing of information, taken or failure to act, if in good faith.

    3.5  RECORDS AND REPORTS.

    The Committee shall keep a record of all its proceeding and acts, and shall keep all such books of account, records and other data as may be necessary for proper administration of the Plan.

    3.6  PAYMENT OF EXPENSES.

    Unless otherwise determined by the Board, the members of the committee shall serve without compensation for services as such, but all expenses of the Committee shall be paid by the Company. Such expenses shall include any expenses incident to the functioning of the Committee, including, but not limited to, fees of accountants, counsel, and other specialists, and other costs of administering the Plan.

    3.7  INDEMNIFICATION.

    Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing rights of indemnification shall not be exclusive of any other rights of indemnification or exculpation to which such persons may be entitled under the Company's Certificate of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

4.  ELIGIBILITY AND PARTICIPATION.

    4.1  ELIGIBILITY.

    Only the following persons who make, influence or implement long-term policy decisions of the Company shall be eligible to become Participants under this
Plan: (i) full-time key executive employees of the Company who are not also directors of the Company and (ii) directors of the Company who are also full-time officers of the Company, provided, however, no more than a minority of the directors of the Company in office at the time that Participants are selected for an Award Period may become Participants with respect to such Award Period.

    4.2  SELECTION OF PARTICIPANTS.

    Participants shall be selected by the Committee from among those persons who become eligible under Section 4.1, but the Committee need not select all eligible persons as Participants. Participants shall be separately selected for each Award Period, and the selection of a person as a Participant for one Award Period shall not mean that such person will be selected for participation with respect to any subsequent Award Period. No person shall become a participant with respect to any Award Period under the Plan unless an until such person (i) has been selected as a Participant by the committee and (ii) has received written notice of selection as a Participant from the committee or a duly authorized representative of the Committee.

    4.3  DURATION OF PARTICIPATION.

    A person shall become a Participant upon selection as a Participant pursuant to the preceding provisions of this Section 4. A person shall cease to be a Participant with respect to any Award Period upon the earlier of such person's
(i) death (ii) Disability (iii) Retirement (iv) termination of employment or (v) receipt of the full amount of Incentive Compensation, if any, payable to such person with respect to the Award Period. In addition, the Committee may terminate the participation of a Participant, or reduce the number of Participation Units awarded to a Participant, with respect to any Award Period in the event that the management responsibilities of such person are reduced to the extent that such person would not have been considered eligible under
Section 4.1, or would have been awarded a lesser number of Participation Units by the Committee under Section 5.5, if such person had such management responsibilities prior to the commencement of such Award Period. In such event, a Participant whose participation is terminated by the Committee will be entitled to receive Incentive Compensation for each such Award Period after the conclusion of such Award Period, on a pro rata basis calculated in the same manner as under Section 6.3, and a Participant whose number of Participation Units is reduced shall be entitled to receive Incentive Compensation for each such Award Period after the conclusion of such Award Period on a pro rata basis calculated by averaging the Participation Units held by the Participant during the Award Period based on the percentage of the Award Period the Participant held each respective number of Participation Units; provided, however that the provisions of Section 6.3(iii) shall not apply to payment made under this Section.

    4.4  DESIGNATION OF THE BENCHMARK PARTICIPANT AND OTHER PARTICIPANTS.

    Prior to each Award Period, the Committee shall designate the Benchmark Participant from among the Participants and shall further designate the Other Participants.

5.  DETERMINATION OF INCENTIVE COMPENSATION.

    5.1  SEPARATE DETERMINATION FOR EACH AWARD PERIOD.

    A separate determination shall be made with respect to each Award Period as to (i) the Minimum Performance Level for the Award Period (ii) the Performance Objective for the Award Period (iii) the Maximum Performance Level for the Award Period (iv) the persons who will be Participants during the Award Period and (v) the Participants designated as the Benchmark Participant and the Other Participants, respectively.

    5.2  DETERMINATION OF COMPANY PERFORMANCE GOALS.

    Prior to the commencement of each Award Period, the Committee shall establish the Minimum Performance Level, the Performance Objective and the Maximum Performance Level for such Award Period.

    5.3  SELECTION AND DESIGNATION OF PARTICIPANTS.

    Prior to the commencement of each Award Period, the Committee shall select the persons who will be Participants during the Award Period and shall designate the Benchmark Participant and Other Participants. Such selection and designation shall be made in accordance with the provisions of Section 4 of the Plan.

    5.4 DETERMINATION OF THE BENCHMARK PARTICIPANT'S INCENTIVE COMPENSATION AWARD LEVELS.

    Prior to the commencement of each Award Period the Committee shall establish for the Benchmark Participant:

        (i) the Benchmark Participant's Minimum Achievement Award, expressed as a percentage of his Average Annual Direct Compensation during the Award
    Period:

        (ii) the Benchmark Participant's Target Performance Award, expressed as a percentage of his Average Annual Direct Compensation during the Award Period; and

       (iii) the Benchmark Participant's Maximum Incentive Compensation Award expressed as a percentage of his Average Annual Direct Compensation during the Award Period.

    The Benchmark Participant's Target Performance Award shall not exceed 35% of his Average Annual Direct Compensation during the Award Period nor shall his Maximum Incentive Compensation Award exceed 50% of his Average Annual Direct Compensation during the Award Period.

    5.5 AWARD OF PARTICIPATION UNITS TO THE BENCHMARK PARTICIPANT AND OTHER PARTICIPANTS.

    Prior to the commencement of each Award Period, the Committee shall award to the Benchmark Participant and each Other Participant a specific number of Participation Units determined by the Committee.

    5.6  COMMUNICATION OF OBJECTIVES AND RELATED INCENTIVE COMPENSATION
BENEFITS.

    Performance goals and the method of determining Incentive Compensation in relationship to the Performance goals shall be communicated to the Participants prior to the beginning of each Award Period.

6.  AMOUNT OF INCENTIVE COMPENSATION.

    6.1  CALCULATION OF THE BENCHMARK PARTICIPANT'S INCENTIVE COMPENSATION
AWARD.

    Subject  to  the provisions  of  Section 6.5  of  this Plan,  the  amount of
Incentive  Compensation  payable  for  each   Award  Period  to  the   Benchmark
Participant shall be as follows:

       (i)  FAILURE TO ACHIEVE MINIMUM PERFORMANCE LEVEL.

        If at the end of the Award Period the Company's actual performance level has not equaled or exceeded the Minimum Performance Level, no Incentive Compensation shall be payable.

       (ii)  PERFORMANCE EQUAL OR EXCEEDING MINIMUM LEVEL.

        If at the end of the Award Period the Company's actual performance level equals or exceeds the Minimum Performance Level but does not equal or exceed the Performance Objective, the Benchmark Participant shall receive as Incentive Compensation a percentage of his Average Annual Direct Compensation during the Award Period which is equal to the sum of (a) the Minimum Achievement Award plus (b) an additional percentage determined by multiplying the difference between his Target Performance Award and his Minimum Achievement Award by a fraction, the numerator of which is the difference between the Company's actual performance level and the Minimum Performance Level and the denominator of which is the difference between the Performance Objective and the Minimum Performance Level.

       (iii)  PERFORMANCE EQUALS PERFORMANCE OBJECTIVE.

        If at the end of the Award Period the Company's actual performance level equals the Performance Objective, the Benchmark Participant shall receive as Incentive compensation a percent of his Average Annual Direct Compensation during the Award Period which is equal to his Target Performance Award.

       (iv)  PERFORMANCE EXCEEDS PERFORMANCE OBJECTIVE.

        If at the end of the Award Period the Company's actual performance level exceeds the Performance Objective but does not equal or exceed the Maximum Award Level, the Benchmark Participant shall receive as Incentive Compensation a percentage of his Average Annual Direct Compensation during the Award Period which is equal to the sum of (a) his Target Performance Award plus (b) an additional percentage determined by multiplying the difference between his Maximum Incentive Compensation Award and his Target Performance Award by a fraction, the numerator of which is the difference between the Company's actual performance level and the Performance Objective and the denominator of which is the difference between the Maximum Performance Level and the Performance Objective.

       (v)  MAXIMUM AMOUNT.

        If at the end of the Award Period the company's actual performance level equals or exceeds the Maximum Performance Level, the Benchmark Participant shall receive as Incentive Compensation a percentage of his Average Annual Direct Compensation during the Award Period which is equal to this Maximum Incentive Compensation Award.

    6.2  CALCULATION OF INCENTIVE COMPENSATION FOR OTHER PARTICIPANTS.

    Subject to the provisions of Section 6.5 of the Plan, the amount of Incentive Compensation payable to the Other Participants for each Award Period shall be calculated by multiplying the amount of Incentive compensation paid to the Benchmark Participant for such Award Period by a fraction, the numerator of which is the number of Participation Units awarded to each such Other Participant for such Award Period and the denominator of which is the number of Participation Units awarded to the Benchmark Participant for such Award Period. In the event of the death, Disability, Retirement or termination of employment of the Benchmark Participant during an Award Period, the Incentive Compensation awarded to the Other Participants will be determined by applying the fraction described in the preceding paragraph to the Incentive Compensation the Benchmark Participant would have received for such Award Period had his Direct Compensation continued throughout such Award Period at the gross salary and bonus payment levels in effect immediately prior to his death, Disability, Retirement or termination of employment.

    6.3  AMOUNTS PAYABLE TO DECEASED DISABLED AND RETIRED PARTICIPANTS.

    If a Participant's employment by the Company is terminated during an Award Period by reason of death, Disability or Retirement, the Participant's Incentive Compensation, if any, for the Award Period shall be determined pursuant to the provisions of Sections 6.1 and 6.2 of this Plan, whichever is applicable, as if such Participant had remained a Participant at the end of the Award Period; provided, however, the following shall apply:

        (i) for the purpose of determining the Company's Actual Performance Level, the Award Period shall commence as of the date originally established but shall end as of the end of the Fiscal Year during which the Participant's death, Disability or Retirement occurred. The achievement of the various Incentive Compensation goals shall therefore be determined on the basis of the Company's performance over a shorter period of time if the Participant's death, Disability or Retirement occurs prior to the commencement of the second Fiscal Year of an Award Period.

        (ii) the  amount  of  Incentive Compensation,  if  any,  computed  under
    Section 6.1 or Section 6.2 of this Plan, whichever is applicable, shall be reduced by multiplying such amount by a fraction, the numerator of which is the number of full fiscal months during which the Participant was an employee of the Company during the Award Period and the denominator of which is the number of full fiscal months contained in the full two years of the Award Period during which the Participant's death, Disability or Retirement occurs.

       (iii) the limitation set forth in Section 6.5 shall not apply to amounts payable under this section 6.3 and, with respect to the amounts payable to Other Participants during such Award Period, amounts payable under this
    Section 6.3 shall not be included in computing the limitation under Section 6.5.

    6.4  NO INCENTIVE COMPENSATION FOR TERMINATED EMPLOYEES.

    No Incentive Compensation shall be payable for an Award Period if the Participant's employment by the Company is terminated during the Award Period for reasons other than death, Disability or Retirement, provided that a Participant who is granted a Company-approved leave of absence shall not be deemed to have terminated employment by virtue of such leave of absence.

    6.5 LIMITATION OF AGGREGATE AMOUNT OF INCENTIVE COMPENSATION PAYABLE IN ANY ONE FISCAL YEAR.

    Except as is provided in Paragraph (iii) of Section 6.3 of this Plan, notwithstanding any other provision of this Plan to the contrary, if the total Incentive compensation payable to all Participants for an Award Period (assuming the payment of all amounts under Section 7.1 of this Plan) exceeds three percent (3%) of the Company's aggregate Cash-Flow Return (as defined in Section 2.3) for that Award Period, the Incentive Compensation payable to each Participant for that Award Period shall be reduced in the proportion that each such Participant shares in the total Incentive compensation for the Award Period to such an extent that the total Incentive Compensation payable for the Award Period does not exceed three percent (3% ) of the Company's aggregate Cash-Flow Return for the Award Period.

7.  PAYMENT.

    7.1  FORM.

    At the end of each Award Period, the Committee shall determine in accordance with Section 6 of this Plan the Incentive Compensation, if any, for the Participant on the basis of the extent to which the performance goals were achieved by the Company. Incentive Compensation awarded under the terms of this Plan shall be paid in cash as a lump sum as soon as practicable after audited financial statements are available for the Award Period to which the Incentive Compensation pertains, unless deferred by the Participant in accordance with any applicable program for deferring incentive compensation under which such Participant has made a valid election to defer all or part of such award. In such latter case, the amount deferred by such Participant shall be handled in accordance with the applicable provisions of such deferred compensation program.

    7.2  FORFEITURE OF CERTAIN BENEFITS.

    In the event that a Participant who has amounts payable as Incentive compensation under the terms of this Plan which have not been paid: (i) has engaged in felonious or fraudulent activity resulting in harm to the Company, or
(ii) has divulged any of the Company's confidential information or trade information or trade secrets to a competitor, the Committee may terminate all or such portion of the amount payable as incentive compensation to the Participant as it deems appropriate.

    7.3  DEATH PRIOR TO FULL PAYMENT.

    In the event that a Participant has amounts payable as Incentive Compensation under this Plan and dies prior to the payment of such amounts, the amounts payable at the time of the Participant's death shall be paid to the Participant's beneficiary or, if no beneficiary was designated by the Participant, to the Participant's estate.

8.  WAIVER OF PARTICIPATION.

    8.1  PARTICIPATION VOLUNTARY.

    Participation in this Plan is voluntary, and an employee otherwise eligible to become a Participant or maintain his status as a Participant may waive participation by filing a declaration to this effect with the Committee.

    8.2  EFFECT OF WAIVER.

    In the event that a Participant waives participation in this Plan during an Award Period, no Incentive Compensation may be paid to such Participant for the Award Period during which the waiver of participation is effective.

9.  BENEFICIARY DESIGNATION.

    9.l  DESIGNATION.

    A Participant may designate a beneficiary or beneficiaries who, upon his death, are to receive the distributions that otherwise would have been paid to him. All designations shall be in writing in form accepted or approved by the Committee and shall be effective only if and when delivered to the Committee during the lifetime of the Participant. If a Participant designates a beneficiary without providing in the designation that the beneficiary must be living at the time of such distribution, the designation shall vest in the beneficiary all of the distributions whether payable before or after the beneficiary's death, and any distributions remaining upon the beneficiary's death shall be made to the beneficiary's estate.

    9.2  CHANGES.

    A Participant may from time to time during his lifetime change his beneficiary or beneficiaries by a written instrument in form accepted or approved by the Committee and delivered to the Company. In the event a Participant does not designate a beneficiary or beneficiaries as aforesaid, or if for any reason such designation does not become effective, amounts that otherwise would have been paid to such Participant shall be paid to his estate.

10.  DISSOLUTION OR MERGER.

    10.1  DISSOLUTION OR CHANGE OF CONTROL OF FLEETWOOD ENTERPRISES, INC.

    In the event that the Company is liquidated or dissolved, or in the event of the occurrence of a Change of Control, this Plan and every outstanding Award Period shall be terminated as of the date of such event. Incentive Compensation, if any, for the outstanding Award Period so terminated shall be computed by assuming that all Participants retired as of the date of such event and were entitled to the benefit, if any, computed under Section 6.3 of this Plan; provided, however, for the purposes of subparagraph (i) of Section 6.3, the Fiscal Year during which the assumed retirement occurs shall end on the date of such event. In respect of amounts deferred hereunder and any amounts which may then or thereafter become payable to a Participant or to a Participant's beneficiary or successors under Section 7 hereof plus any Award made for any outstanding Award Periods terminated under this Section 10.1, the Company shall pay such amounts promptly in cash, without regard to any elections with respect to deferrals or installments which the Participant may have in effect. Payment shall be made upon the earlier to occur of (i) a liquidation, dissolution or Change of Control with respect to the Company or (ii) a determination made by the Board of Directors of the Company in the exercise of its discretion that such liquidation, dissolution or Change of Control is imminent. A Participant shall be indemnified and held harmless for any costs incurred, including without limitation attorney's fees, in the course of and in order to receive payments of amounts to which he is entitled under this Section 10.1 by reason of Change of Control.

    10.2  RECAPITALIZATION.

    Notwithstanding the provisions of Section 10.1, if the Company is recapitalized or is merged in a transaction which does not result in a substantial change in the Company's operations, business, or in the ownership of the outstanding equity securities of Fleetwood Enterprises, Inc.; the Board at its sole option may determine that the provisions of Section 10.1 shall not apply.

11.  CLAIM TO INCENTIVE COMPENSATION AND EMPLOYEE RIGHTS.

    No employee or other person shall have any claim or right to become a Participant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company, the employment contract between the Company or a Subsidiary, in the event the employer is a Subsidiary, being the determination document with respect to the employment relationship.

12.  UNSECURED OBLIGATION.

    Participants under this Plan shall not have any interest in any fund or specific assets of the Company by reason of this Plan. No trust fund shall be created in connection with the Plan, and there shall be no funding of amounts which may become or are payable to any Participant.

13.  NONTRANSFERABILITY.

    A person's rights and interests under this Plan, including amounts payable, may not be assigned, pledged, transferred or otherwise hypothecated except, in the event of an employee's death, to his designated beneficiary as provided in this Plan, or in the absence of such designation, to his heirs, devisees or legatees by will or the laws of descent and distribution. If a Participant or his successor shall attempt to assign, transfer or dispose of any right under this Plan, or should such right be subjected to attachment, execution, garnishment, sequestration or other legal, equitable or other process, it shall ipso facto pass to such one or more as may be appointed by the Committee from among the beneficiaries, if any, theretofore designated by such Participant and the spouse and blood relatives of the Participant. However, the Committee in its sole discretion may reappoint the Participant to receive any payment thereafter becoming due either in whole or in part. Any appointment made by the Committee hereunder may be revoked by the Committee at any time, and a further appointment made by it.

14.  TAX WITHHOLDING.

    The Company shall have the right to deduct any Federal, state, local or foreign taxes or other charges required by law to be withheld from payments made to participants under the Plan.

15.  RELATIONSHIP TO OTHER BENEFITS.

    Payments under the Plan shall be considered as compensation for the purposes of determining benefits under the Company's retirement or supplemental benefit plans, but shall not be taken into account in determining benefits under other benefit plans of the Company.

16.  AMENDMENT AND TERMINATION.

    Unless this Plan shall theretofore have been terminated as herein provided, no Award Periods may begin after May 1, 2004. The Board may terminate this Plan or may modify or amend this Plan in such respects as it shall deem advisable. No termination or amendment of the Plan under this Section 16 shall reduce the amount of the benefit which a person who is a Participant at the time such termination or amendment occurs has either already become entitled to under
Section 6 or may become entitled to as a result of Award Periods which have commenced but have not theretofore been concluded, unless such Participant consents to such reduction; provided, however, nothing herein shall prevent the Company, at its sole option, upon amendment or termination of the Plan, from prepaying all or any portion of Incentive Compensation amounts which are not yet payable or which have been deferred under Section 7 of this Plan.

17.  INCOMPETENCY.

    Every person receiving or claiming benefits under this Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent and that a guardian, conservator or other person legally vested with the care of his estate has been appointed; provided, however, that if the Committee shall determine in its sole discretion that any person to whom a benefit is payable under the Plan is unable to care for his affairs because of incompetency, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative), may be paid to the spouse, a child, a parent, a brother or sister, of said person, or to any person or institution deemed by the Committee to have incurred expenses for such person otherwise entitled to payment. In the event a guardian or conservator of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, payments shall be made to such guardian or conservator provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any payment made in accordance with this Section shall be a complete discharge of any liability therefor under the Plan.

18.  EFFECTIVE DATE OF AMENDED AND RESTATED PLAN.

    The Amended and Restated Plan is effective as of April 17, 1996, subject to shareholder approval; for Award Periods beginning prior to such date, the Plan as existing prior to the effect of the amendments contained herein shall continue in effect.

19.  NOTICES.

    Any  elections by a Participant and the designation of any beneficiary under
Section 9 shall be made on forms supplied or approved by the Committee. Any other notice or other communication required or permitted by this Plan to be given or accepted by a Participant, a Participant's successors or beneficiaries, the Committee, the Company or the Board, must be in writing and may be given or may be served by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested or by delivering the same in person to such party. All notices to a participant or to his or her successors or beneficiaries shall be delivered to the last known address or addresses on file with the Company. Notices to the Committee or to the Company and elections and beneficiary designations shall be delivered to the following person and address:

    Fleetwood Enterprises, Inc.
    3125 Myers Street
    Riverside, California 92503-5527
    Attention: Treasurer

or to such other address and person as the Committee shall specify.

PROXY

                          FLEETWOOD ENTERPRISES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned, revoking all prior proxies, hereby appoints John C. Crean and Glenn F. Kummer, or either of them, proxies with full power of substitution, to vote all shares of Common Stock of Fleetwood Enterprises, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, September 10, 1996, and at any adjournment thereof, to elect Directors, to act on proposals to approve and adopt Fleetwood's Amended and Restated 1992 Stock-Based Incentive Compensation Plan and amendments to Fleetwood's Long-Term Incentive Plan, and to act in their discretion on all matters incident to the conduct of the meeting and upon all other business as may properly come before the meeting or any adjournment thereof.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INDICATED INSTRUCTIONS. HOWEVER, IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE (3) NOMINEES LISTED ON THE REVERSE SIDE AND FOR THE APPROVAL OF FLEETWOOD'S AMENDED AND RESTATED 1992 STOCK-BASED INCENTIVE COMPENSATION PLAN AND THE AMENDMENTS TO FLEETWOOD'S LONG-TERM INCENTIVE PLAN.

                                                                      SEE
             (CONTINUED AND TO BE SIGNED, ON THE REVERSE SIDE)       REVERSE
                                                                      SIDE

/ X /  Please mark
       votes as in
       this example.


1.  Election of Directors                                  2.  Approval of Fleetwood's          FOR     AGAINST    ABSTAIN
                                                               Amended and Restated 1992       /   /     /   /      /   /
Nominees:  Dr. Douglas M. Lawson, Walter F. Beran and          Stock-Based Incentive Com-
           Andrew Crean                                        pensation Plan.

           FOR              WITHHELD                       3.  Approval of Amendments to
          /   /              /   /                             Fleetwood's Long-Term In-       /   /     /   /      /   /
                                                               centive Plan.

/   /
- --------------------------------------                                      MARK HERE                  MARK HERE
For all nominees except as noted above                                     FOR  ADDRESS  /   /        IF YOU PLAN  /   /
                                                                            CHANGE AND                 TO ATTEND
                                                                           NOTE AT LEFT               THE MEETING


                                                           Please sign exactly as name appears. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.



                                                           Signature:                               Date
                                                                     -----------------------------       ---------------

                                                           Signature:                               Date
                                                                     -----------------------------       ---------------
